AMERITAS VARIABLE SEPARATE ACCOUNT VL

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023
AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Variable Separate Account VL

and the Board of Directors of Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the subaccounts of Ameritas Life Insurance Corp. Separate Account VL (the “Account”) listed in Note 1 as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the financial highlights, and the related notes for the periods presented in Note 1. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for periods presented in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 12, 2024

We have served as the Account’s auditor since 1999.

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FS-3

AMERITAS VARIABLE SEPARATE ACCOUNT VL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2023

ASSETS
INVESTMENTS AT FAIR VALUE:

Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Balanced Portfolio, Class I (Balanced) -
196,378.902 shares at $2.37 per share (cost $417,719)	$465,418
Calvert VP SRI Mid Cap Portfolio (Mid Cap) -
22,810.600 shares at $25.47 per share (cost $649,514)	580,986
The Alger Portfolios (Alger):
Alger Large Cap Growth Portfolio, Class I-2 (Growth) -
102,195.255 shares at $62.42 per share (cost $5,989,577)	6,379,028
Alger Mid Cap Growth Portfolio, Class I-2 (MidCap) -
152,934.944 shares at $16.85 per share (cost $3,062,847)	2,576,954
Alger Small Cap Growth Portfolio, Class I-2 (Small Cap) -
98,251.328 shares at $16.53 per share (cost $2,257,605)	1,624,094
Deutsche DWS Investments VIT Funds (Scudder):
DWS Equity 500 Index VIP Portfolio, Class A (Equity 500) -
522,448.921 shares at $26.97 per share (cost $9,494,275)	14,090,447
DWS Small Cap Index VIP Portfolio, Class A (Small Cap) -
173,372.432 shares at $13.63 per share (cost $2,418,699)	2,363,066
BNY Mellon Stock Index Fund, Inc. (Dreyfus):
BNY Mellon Stock Index Fund, Inc. Portfolio, Initial Shares (Stock) -
2,869.409 shares at $69.08 per share (cost $110,246)	198,219
Fidelity(R) Variable Insurance Products (Fidelity):
Fidelity(R) VIP Equity-Income Portfolio(SM), Service Class 2 (Equity-Income SC2) -
139,344.439 shares at $23.91 per share (cost $3,035,035)	3,331,726
Fidelity(R) VIP High Income Portfolio, Service Class 2 (High Income SC2) -
61,815.052 shares at $4.38 per share (cost $310,208)	270,750
Fidelity(R) VIP Contrafund(SM) Portfolio, Service Class 2 (Contrafund SC2) -
82,681.850 shares at $46.83 per share (cost $2,860,319)	3,871,991
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
3,966,371.120 shares at $1.00 per share (cost $3,966,371)	3,966,371
Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
Templeton Foreign VIP Fund Portfolio, Class 2 (Foreign Securities) -
146,515.905 shares at $14.24 per share (cost $1,897,763)	2,086,386
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Short Duration Bond Portfolio, Class I (Limited Maturity Bond) -
290,567.772 shares at $9.64 per share (cost $3,165,314)	2,801,073
Neuberger Berman AMT Mid Cap Growth Portfolio, Class I (Mid-Cap) -
126,549.592 shares at $26.63 per share (cost $3,293,860)	3,370,016

The accompanying notes are an integral part of these financial statements.

FS-4

AMERITAS VARIABLE SEPARATE ACCOUNT VL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2023

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Neuberger Berman Advisers Management Trust (Neuberger Berman), continued:
Neuberger Berman AMT Sustainable Equity Portfolio, Class I (Equity) -
102,017.643 shares at $33.35 per share (cost $2,712,299)	$3,402,288
VanEck VIP Trust (Van Eck):
VanEck VIP Global Resources Fund Portfolio, Initial Class (Hard Assets) -
65,847.256 shares at $26.59 per share (cost $1,488,816)	1,750,879
AIM Variable Insurance Funds (AIM):
Invesco V.I. Capital Appreciation Fund Portfolio,
Series I (Capital Appreciation) -
44,761.233 shares at $47.07 per share (cost $1,986,244)	2,106,911
Invesco V.I. Discovery Mid Cap Growth Fund Portfolio,
Series I (Aggressive Growth) -
42,180.950 shares at $62.81 per share (cost $2,725,248)	2,649,385
Invesco V.I. Main Street Fund(R) Portfolio,
Series I (Growth & Income) -
185,032.969 shares at $18.22 per share (cost $3,769,244)	3,371,301
Invesco V.I. Global Strategic Income Fund Portfolio,
Series I (Strategic Bond) -
363,376.920 shares at $4.29 per share (cost $1,703,660)	1,558,887
Calvert Variable Products, Inc. (Summit):
Calvert VP EAFE International Index Portfolio, Class I (EAFE Intl.) -
28,775.822 shares at $95.39 per share (cost $2,344,016)	2,744,926

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$65,561,102

The accompanying notes are an integral part of these financial statements.

FS-5

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FS-6

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Calvert

	Balanced

	2023
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$6,826
Mortality and expense risk charge	(1,517)
Net investment income(loss)	5,309

Realized gain(loss) on investments:
Net realized gain distributions	1,635
Net realized gain(loss) on sale of fund shares	1,317
Net realized gain(loss)	2,952

Change in unrealized appreciation/depreciation	48,099

Net increase(decrease) in net assets resulting
from operations	$56,360

	Balanced

STATEMENTS OF CHANGES IN NET ASSETS	2023	2022
Increase(decrease) in net assets from operations:
Net investment income(loss)	$5,309	$2,720
Net realized gain(loss)	2,952	38,076
Net change in unrealized appreciation/depreciation	48,099	(104,298)
Net increase(decrease) in net assets resulting
from operations	56,360	(63,502)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	9,766	8,755
Subaccounts transfers (including fixed account), net	122,182	(21,230)
Transfers for policyowner benefits and terminations	(6,210)	(9,586)
Policyowner maintenance charges	(23,623)	(20,744)
Net increase(decrease) from policyowner transactions	102,115	(42,805)

Total increase(decrease) in net assets	158,475	(106,307)
Net assets at beginning of period	306,943	413,250
Net assets at end of period	$465,418	$306,943

The accompanying notes are an integral part of these financial statements.

FS-7

Calvert		Alger

Mid Cap		Growth		MidCap

2023		2023		2023

$1,110		$-		$-
(2,534)		(24,135)		(9,843)
(1,424)		(24,135)		(9,843)

-		-		-
(34,930)		(33,138)		(106,615)
(34,930)		(33,138)		(106,615)

99,561		1,730,627		617,768

$63,207		$1,673,354		$501,310

Mid Cap		Growth		MidCap

2023	2022	2023	2022	2023	2022

$(1,424)	$(2,799)	$(24,135)	$(24,736)	$(9,843)	$(10,709)
(34,930)	144,910	(33,138)	293,900	(106,615)	15,277
99,561	(309,298)	1,730,627	(3,490,772)	617,768	(1,345,887)

63,207	(167,187)	1,673,354	(3,221,608)	501,310	(1,341,319)

26,806	28,367	194,820	236,816	89,016	112,316
(122,965)	13,121	(301,074)	659,144	(152,833)	68,784
(5,776)	(20,395)	(264,673)	(107,447)	(63,557)	(104,039)
(40,126)	(41,041)	(270,633)	(280,232)	(122,064)	(139,081)
(142,061)	(19,948)	(641,560)	508,281	(249,438)	(62,020)

(78,854)	(187,135)	1,031,794	(2,713,327)	251,872	(1,403,339)
659,840	846,975	5,347,234	8,060,561	2,325,082	3,728,421
$580,986	$659,840	$6,379,028	$5,347,234	$2,576,954	$2,325,082

FS-8

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Alger

	Small Cap

	2023
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(6,099)
Net investment income(loss)	(6,099)

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(69,507)
Net realized gain(loss)	(69,507)

Change in unrealized appreciation/depreciation	305,608

Net increase(decrease) in net assets resulting
from operations	$230,002

	Small Cap

STATEMENTS OF CHANGES IN NET ASSETS	2023	2022
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(6,099)	$(6,838)
Net realized gain(loss)	(69,507)	225,035
Net change in unrealized appreciation/depreciation	305,608	(1,126,955)
Net increase(decrease) in net assets resulting
from operations	230,002	(908,758)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	49,607	59,837
Subaccounts transfers (including fixed account), net	(7,789)	22,240
Transfers for policyowner benefits and terminations	(49,761)	(21,945)
Policyowner maintenance charges	(63,947)	(74,919)
Net increase(decrease) from policyowner transactions	(71,890)	(14,787)

Total increase(decrease) in net assets	158,112	(923,545)
Net assets at beginning of period	1,465,982	2,389,527
Net assets at end of period	$1,624,094	$1,465,982

The accompanying notes are an integral part of these financial statements.

FS-9

Scudder				Dreyfus

Equity 500		Small Cap		Stock

2023		2023		2023

$166,899		$23,540		$2,600
(50,655)		(8,499)		(728)
116,244		15,041		1,872

629,752		50,462		6,917
338,515		(21,806)		6,165
968,267		28,656		13,082

1,779,762		290,816		26,543

$2,864,273		$334,513		$41,497

Equity 500		Small Cap		Stock

2023	2022	2023	2022	2023	2022

$116,244	$100,714	$15,041	$11,426	$1,872	$1,755
968,267	949,842	28,656	382,060	13,082	19,175
1,779,762	(3,641,263)	290,816	(945,449)	26,543	(61,464)

2,864,273	(2,590,707)	334,513	(551,963)	41,497	(40,534)

352,164	393,562	72,110	78,846	-	-
674,831	(85,562)	106,796	18,352	-	(1,927)
(348,891)	(262,640)	(62,824)	(116,297)	(11,282)	-
(512,750)	(497,978)	(104,054)	(105,303)	(4,517)	(4,742)
165,354	(452,618)	12,028	(124,402)	(15,799)	(6,669)

3,029,627	(3,043,325)	346,541	(676,365)	25,698	(47,203)
11,060,820	14,104,145	2,016,525	2,692,890	172,521	219,724
$14,090,447	$11,060,820	$2,363,066	$2,016,525	$198,219	$172,521

FS-10

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Equity-Income
	SC2

	2023
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$55,814
Mortality and expense risk charge	(12,812)
Net investment income(loss)	43,002

Realized gain(loss) on investments:
Net realized gain distributions	95,776
Net realized gain(loss) on sale of fund shares	31,639
Net realized gain(loss)	127,415

Change in unrealized appreciation/depreciation	127,084

Net increase(decrease) in net assets resulting
from operations	$297,501

	Equity-Income SC2

STATEMENTS OF CHANGES IN NET ASSETS	2023	2022
Increase(decrease) in net assets from operations:
Net investment income(loss)	$43,002	$42,819
Net realized gain(loss)	127,415	155,983
Net change in unrealized appreciation/depreciation	127,084	(409,179)
Net increase(decrease) in net assets resulting
from operations	297,501	(210,377)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	105,218	107,108
Subaccounts transfers (including fixed account), net	73,202	(216,587)
Transfers for policyowner benefits and terminations	(206,545)	(92,836)
Policyowner maintenance charges	(150,794)	(151,119)
Net increase(decrease) from policyowner transactions	(178,919)	(353,434)

Total increase(decrease) in net assets	118,582	(563,811)
Net assets at beginning of period	3,213,144	3,776,955
Net assets at end of period	$3,331,726	$3,213,144

The accompanying notes are an integral part of these financial statements.

FS-11

Fidelity
High Income		Contrafund
SC2		SC2		Money Market

2023		2023		2023

$14,901		$9,179		$194,792
(1,307)		(13,712)		(16,221)
13,594		(4,533)		178,571

-		128,605		-
(16,354)		55,835		-
(16,354)		184,440		-

31,738		779,398		-

$28,978		$959,305		$178,571

High Income SC2		Contrafund SC2		Money Market

2023	2022	2023	2022	2023	2022

$13,594	$15,684	$(4,533)	$(4,537)	$178,571	$37,668
(16,354)	(6,375)	184,440	215,193	-	-
31,738	(54,389)	779,398	(1,351,840)	-	-

28,978	(45,080)	959,305	(1,141,184)	178,571	37,668

11,789	14,314	84,021	110,434	211,317	194,875
(77,925)	8,564	(56,527)	(5,579)	1,611,542	(177,565)
(8,132)	(9,466)	(27,614)	(77,025)	(1,412,991)	(400,665)
(12,170)	(11,911)	(136,785)	(135,715)	(252,796)	(256,847)
(86,438)	1,501	(136,905)	(107,885)	157,072	(640,202)

(57,460)	(43,579)	822,400	(1,249,069)	335,643	(602,534)
328,210	371,789	3,049,591	4,298,660	3,630,728	4,233,262
$270,750	$328,210	$3,871,991	$3,049,591	$3,966,371	$3,630,728

FS-12

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Franklin Templeton
	Foreign
	Securities

	2023
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$62,480
Mortality and expense risk charge	(8,109)
Net investment income(loss)	54,371

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	9,863
Net realized gain(loss)	9,863

Change in unrealized appreciation/depreciation	309,371

Net increase(decrease) in net assets resulting
from operations	$373,605

	Foreign Securities

STATEMENTS OF CHANGES IN NET ASSETS	2023	2022
Increase(decrease) in net assets from operations:
Net investment income(loss)	$54,371	$54,866
Net realized gain(loss)	9,863	(14,226)
Net change in unrealized appreciation/depreciation	309,371	(219,293)
Net increase(decrease) in net assets resulting
from operations	373,605	(178,653)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	77,039	86,955
Subaccounts transfers (including fixed account), net	(120,862)	(80,751)
Transfers for policyowner benefits and terminations	(173,944)	(82,033)
Policyowner maintenance charges	(96,866)	(101,799)
Net increase(decrease) from policyowner transactions	(314,633)	(177,628)

Total increase(decrease) in net assets	58,972	(356,281)
Net assets at beginning of period	2,027,414	2,383,695
Net assets at end of period	$2,086,386	$2,027,414

The accompanying notes are an integral part of these financial statements.

FS-13

Neuberger Berman
Limited
Maturity Bond		Mid-Cap		Equity

2023		2023		2023

$131,437		$-		$10,971
(12,632)		(12,786)		(12,899)
118,805		(12,786)		(1,928)

-		-		51,768
(143,605)		(20,754)		60,871
(143,605)		(20,754)		112,639

187,272		550,124		637,883

$162,472		$516,584		$748,594

Limited Maturity Bond		Mid-Cap		Equity

2023	2022	2023	2022	2023	2022

$118,805	$123,615	$(12,786)	$(12,874)	$(1,928)	$1,065
(143,605)	(58,143)	(20,754)	618,716	112,639	347,458
187,272	(294,808)	550,124	(1,765,102)	637,883	(1,062,640)

162,472	(229,336)	516,584	(1,159,260)	748,594	(714,117)

116,408	136,206	112,210	115,393	104,464	123,687
(567,315)	(269,646)	119,450	359,306	(91,504)	(13,375)
(221,832)	(85,100)	(172,928)	(144,662)	(229,281)	(107,861)
(199,942)	(216,007)	(149,284)	(154,400)	(145,916)	(156,789)
(872,681)	(434,547)	(90,552)	175,637	(362,237)	(154,338)

(710,209)	(663,883)	426,032	(983,623)	386,357	(868,455)
3,511,282	4,175,165	2,943,984	3,927,607	3,015,931	3,884,386
$2,801,073	$3,511,282	$3,370,016	$2,943,984	$3,402,288	$3,015,931

FS-14

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Van Eck

	Hard Assets

	2023
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$49,668
Mortality and expense risk charge	(7,343)
Net investment income(loss)	42,325

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	75,444
Net realized gain(loss)	75,444

Change in unrealized appreciation/depreciation	(211,426)

Net increase(decrease) in net assets resulting
from operations	$(93,657)

	Hard Assets

STATEMENTS OF CHANGES IN NET ASSETS	2023	2022
Increase(decrease) in net assets from operations:
Net investment income(loss)	$42,325	$27,048
Net realized gain(loss)	75,444	165,130
Net change in unrealized appreciation/depreciation	(211,426)	20,827
Net increase(decrease) in net assets resulting
from operations	(93,657)	213,005

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	68,832	75,053
Subaccounts transfers (including fixed account), net	(42,431)	(378,005)
Transfers for policyowner benefits and terminations	(107,858)	(56,090)
Policyowner maintenance charges	(95,262)	(105,384)
Net increase(decrease) from policyowner transactions	(176,719)	(464,426)

Total increase(decrease) in net assets	(270,376)	(251,421)
Net assets at beginning of period	2,021,255	2,272,676
Net assets at end of period	$1,750,879	$2,021,255

The accompanying notes are an integral part of these financial statements.

FS-15

AIM
Capital		Aggressive		Growth &
Appreciation		Growth		Income

2023		2023		2023

$-		$-		$27,264
(8,116)		(9,897)		(12,834)
(8,116)		(9,897)		14,430

-		-		221,695
(32,640)		(29,410)		(67,022)
(32,640)		(29,410)		154,673

642,847		342,578		488,452

$602,091		$303,271		$657,555

Capital Appreciation		Aggressive Growth		Growth & Income

2023	2022	2023	2022	2023	2022

$(8,116)	$(8,608)	$(9,897)	$(10,528)	$14,430	$35,052
(32,640)	805,505	(29,410)	772,437	154,673	1,263,073
642,847	(1,658,256)	342,578	(1,866,998)	488,452	(2,082,549)

602,091	(861,359)	303,271	(1,105,089)	657,555	(784,424)

64,730	73,494	78,326	102,561	120,188	124,466
(284,029)	(51,446)	35,567	60,963	(52,679)	19,225
(42,576)	(65,730)	(61,698)	(70,578)	(187,482)	(88,115)
(99,019)	(102,263)	(115,914)	(128,161)	(155,820)	(166,838)
(360,894)	(145,945)	(63,719)	(35,215)	(275,793)	(111,262)

241,197	(1,007,304)	239,552	(1,140,304)	381,762	(895,686)
1,865,714	2,873,018	2,409,833	3,550,137	2,989,539	3,885,225
$2,106,911	$1,865,714	$2,649,385	$2,409,833	$3,371,301	$2,989,539

FS-16

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	AIM
	Strategic
	Bond

	2023
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(5,850)
Net investment income(loss)	(5,850)

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(65,482)
Net realized gain(loss)	(65,482)

Change in unrealized appreciation/depreciation	190,088

Net increase(decrease) in net assets resulting
from operations	$118,756

	Strategic Bond

STATEMENTS OF CHANGES IN NET ASSETS	2023	2022
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(5,850)	$(6,322)
Net realized gain(loss)	(65,482)	(41,309)
Net change in unrealized appreciation/depreciation	190,088	(165,207)
Net increase(decrease) in net assets resulting
from operations	118,756	(212,838)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	70,560	85,329
Subaccounts transfers (including fixed account), net	31,794	(54,737)
Transfers for policyowner benefits and terminations	(30,632)	(34,340)
Policyowner maintenance charges	(99,247)	(108,040)
Net increase(decrease) from policyowner transactions	(27,525)	(111,788)

Total increase(decrease) in net assets	91,231	(324,626)
Net assets at beginning of period	1,467,656	1,792,282
Net assets at end of period	$1,558,887	$1,467,656

The accompanying notes are an integral part of these financial statements.

FS-17

Summit

EAFE Intl.

2023

$78,516
(10,532)
67,984

-
29,089
29,089

319,599

$416,672

EAFE Intl.

2023	2022

$67,984	$81,999
29,089	13,478
319,599	(546,881)

416,672	(451,404)

88,721	99,206
(37,497)	46,540
(156,850)	(91,674)
(110,076)	(110,332)
(215,702)	(56,260)

200,970	(507,664)
2,543,956	3,051,620
$2,744,926	$2,543,956

FS-18

AMERITAS VARIABLE SEPARATE ACCOUNT VL NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2023 AND 2022

1. ORGANIZATION

Ameritas Variable Separate Account VL (the "Account") began operations during 2002. It operates as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company. The statements of operations and changes in net assets, financial highlights, and the related notes for each of the subaccounts listed below, are presented for the periods noted in the financial statements and notes, except for those subaccounts with commencement dates occurring during the period as referenced below.  For those subaccounts with commencement dates during the respective period, the financial statements and the notes are presented from the commencement date forward. The separate account was formerly Acacia National Variable Life Insurance Separate Account I which began operations on December 1, 1995. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2023, there are twenty-two subaccounts within the Account listed as follows:

Calvert Research and Management	Fidelity Management & Research
(Advisor)	Company LLC
Calvert (Fund Series short cite)	Fidelity
*Balanced (Subaccount short cite)	*Equity-Income SC2
*Mid Cap	*High Income SC2
*Contrafund SC2
Fred Alger Management, LLC	*Money Market
Alger
*Growth	Templeton Investment Counsel, LLC
*MidCap	Franklin Templeton
*Small Cap	*Foreign Securities

DWS Investment Management	Neuberger Berman Investment Advisers LLC
Americas, Inc.	Neuberger Berman
Scudder	*Limited Maturity Bond
*Equity 500	*Mid-Cap
*Small Cap	*Equity
(Commenced April 29, 2019)

BNY Mellon Investment Adviser, Inc.	Van Eck Associates Corporation
Dreyfus	Van Eck
*Stock	*Hard Assets

FS-19

1. ORGANIZATION, continued

Invesco Adviser, Inc.
AIM
*Capital Appreciation
*Aggressive Growth
*Growth & Income
*Strategic Bond

Calvert Research and Management
Summit
*EAFE Intl.

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets.

FS-20

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

FS-21

3. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended

December 31, 2023 were as follows:

	Purchases	Sales
Calvert:
Balanced	$136,512	$27,453
Mid Cap	27,159	170,644

Alger:
Growth	213,281	878,976
MidCap	71,873	331,153
Small Cap	55,335	133,324

Scudder:
Equity 500	2,144,072	1,232,722
Small Cap	239,898	162,367

Dreyfus:
Stock	9,509	16,518

Fidelity:
Equity-Income SC2	493,115	533,256
High Income SC2	41,999	114,844
Contrafund SC2	303,083	315,916
Money Market	2,797,852	2,462,209

Franklin Templeton:
Foreign Securities	249,860	510,122

Neuberger Berman:
Limited Maturity Bond	298,801	1,052,677
Mid-Cap	172,441	275,779
Equity	239,385	551,782

Van Eck:
Hard Assets	345,721	480,115

AIM:
Capital Appreciation	110,298	479,309
Aggressive Growth	192,157	265,774
Growth & Income	348,139	387,807
Strategic Bond	344,360	377,734

Summit:
EAFE Intl.	182,016	329,734

FS-22

4. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2023, these fees range from .40 percent to .45 percent (annualized) of net assets. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $27 per policy monthly, depending on the product and options selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-23

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Calvert:
Balanced
2023	4.01	4.57	107,212	465,418	1.89	0.40	0.45	16.30	16.36
2022	3.45	3.93	83,868	306,943	1.20	0.40	0.45	(15.79)	(15.75)
2021	4.10	4.66	94,521	413,250	1.16	0.40	0.45	14.60	14.66
2020	3.58	4.07	97,684	372,026	1.49	0.40	0.45	14.74	14.80
2019	3.12	3.54	105,727	351,484	1.58	0.40	0.45	23.85	23.91

Mid Cap
2023	65.96	88.54	6,583	580,986	0.17	0.40	0.45	11.14	11.20
2022	59.35	79.63	8,310	659,840	-	0.40	0.45	(19.85)	(19.81)
2021	74.04	99.29	8,555	846,975	0.20	0.40	0.45	14.51	14.57
2020	64.66	86.67	9,487	810,063	0.45	0.40	0.45	11.75	11.80
2019	57.86	77.52	9,926	758,629	0.45	0.40	0.45	30.77	30.84

Alger:
Growth
2023	171.36	174.59	36,556	6,379,028	-	0.40	0.45	32.08	32.14
2022	129.74	132.13	40,492	5,347,234	-	0.40	0.45	(38.93)	(38.90)
2021	212.44	216.24	37,296	8,060,561	-	0.40	0.45	11.34	11.40
2020	190.81	194.12	39,356	7,635,729	0.17	0.40	0.45	66.28	66.36
2019	114.75	116.68	48,126	5,612,475	-	0.40	0.45	26.86	26.92

MidCap
2023	39.76	39.90	64,811	2,576,954	-	0.40	0.45	22.62	22.68
2022	32.41	32.54	71,741	2,325,082	-	0.40	0.45	(36.36)	(36.33)
2021	50.89	51.13	73,249	3,728,421	-	0.40	0.45	3.74	3.79
2020	49.04	49.29	80,922	3,968,604	-	0.40	0.45	63.89	63.97
2019	29.90	30.07	91,860	2,747,561	-	0.40	0.45	29.67	29.74

Small Cap
2023	61.79	87.87	18,713	1,624,094	-	0.40	0.45	15.97	16.03
2022	53.28	75.73	19,598	1,465,982	-	0.40	0.45	(38.29)	(38.26)
2021	86.34	122.66	19,713	2,389,527	-	0.40	0.45	(6.48)	(6.43)
2020	92.32	131.09	20,291	2,628,888	1.05	0.40	0.45	66.40	66.48
2019	55.48	78.74	24,213	1,885,457	-	0.40	0.45	28.76	28.82

Scudder:
Equity 500
2023	52.36	58.98	239,923	14,090,447	1.31	0.40	0.45	25.44	25.50
2022	41.74	46.99	236,468	11,060,820	1.25	0.40	0.45	(18.70)	(18.66)
2021	51.35	57.78	245,299	14,104,145	1.45	0.40	0.45	27.82	27.89
2020	40.17	45.18	267,419	12,010,213	1.69	0.40	0.45	17.57	17.62
2019	34.17	38.41	277,696	10,605,264	1.97	0.40	0.45	30.60	30.66

FS-24

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Scudder, continued:
Small Cap
2023	30.86	35.34	67,472	2,363,066	1.11	0.40	0.45	16.24	16.29
2022	26.55	30.39	66,997	2,016,525	0.92	0.40	0.45	(20.99)	(20.95)
2021	33.60	38.44	70,718	2,692,890	0.80	0.40	0.45	13.99	14.05
2020	29.48	33.71	71,779	2,393,823	1.14	0.40	0.45	18.89	18.95
2019	24.80	28.33	78,201	2,194,064	1.04	0.40	0.45	24.66	24.72

Dreyfus:
Stock
2023	133.74	133.74	1,482	198,219	1.42	0.40	0.40	25.43	25.43
2022	106.62	106.62	1,618	172,521	1.34	0.40	0.40	(18.64)	(18.64)
2021	114.21	131.06	1,677	219,724	1.07	0.40	0.45	11.78	27.90
2020	89.34	102.47	2,518	258,018	1.58	0.40	0.45	17.48	17.54
2019	76.05	87.18	2,970	258,806	1.72	0.40	0.45	30.60	30.66

Fidelity:
Equity-Income SC2
2023	48.52	60.42	56,302	3,331,726	1.75	0.40	0.45	9.89	9.94
2022	44.16	54.96	59,689	3,213,144	1.69	0.40	0.45	(5.67)	(5.62)
2021	46.81	58.23	66,206	3,776,955	1.68	0.40	0.45	24.05	24.11
2020	37.74	46.92	68,066	3,126,968	1.71	0.40	0.45	5.96	6.02
2019	35.61	44.26	64,301	2,783,164	1.81	0.40	0.45	26.54	26.60

High Income SC2
2023	7.36	9.51	28,591	270,750	4.55	0.40	0.45	9.75	9.80
2022	6.71	8.66	38,020	328,210	5.13	0.40	0.45	(12.07)	(12.03)
2021	7.63	9.84	37,892	371,789	5.50	0.40	0.45	3.82	3.88
2020	7.35	9.48	27,593	260,332	4.59	0.40	0.45	1.96	2.01
2019	7.21	9.29	47,674	441,769	5.19	0.40	0.45	14.25	14.31

Contrafund SC2
2023	94.65	97.32	39,842	3,871,991	0.27	0.40	0.45	32.52	32.59
2022	71.42	73.40	41,607	3,049,591	0.27	0.40	0.45	(26.82)	(26.78)
2021	100.24	140.55	42,941	4,298,660	0.03	0.40	0.85	26.43	27.00
2020	78.93	111.16	46,976	3,702,959	0.08	0.40	0.85	29.13	29.71
2019	60.85	86.08	51,468	3,127,977	0.22	0.40	0.85	30.17	30.75

Money Market
2023	1.07	1.07	3,700,712	3,966,371	4.80	0.40	0.45	4.43	4.48
2022	1.03	1.03	3,539,134	3,630,728	1.37	0.40	0.45	0.98	1.03
2021	1.02	1.02	4,169,172	4,233,262	0.01	0.40	0.45	(0.43)	(0.39)
2020	1.02	1.02	3,972,443	4,049,300	0.30	0.40	0.45	(0.13)	(0.08)
2019	1.02	1.02	3,576,859	3,649,026	2.00	0.40	0.45	1.56	1.61

FS-25

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Franklin Templeton:
Foreign Securities
2023	18.43	20.02	104,640	2,086,386	3.08	0.40	0.45	20.22	20.28
2022	15.33	16.64	122,262	2,027,414	3.04	0.40	0.45	(8.02)	(7.97)
2021	16.67	18.08	132,301	2,383,695	1.81	0.40	0.45	3.69	3.74
2020	16.08	17.43	138,524	2,406,708	3.38	0.40	0.45	(1.60)	(1.55)
2019	16.34	17.71	122,448	2,158,809	1.73	0.40	0.45	12.03	12.08

Neuberger Berman:
Limited Maturity Bond
2023	11.66	12.66	222,548	2,801,073	4.18	0.40	0.45	5.43	5.48
2022	11.06	12.00	293,977	3,511,282	3.68	0.40	0.45	(5.61)	(5.56)
2021	11.71	12.71	330,233	4,175,165	2.63	0.40	0.45	0.29	0.34
2020	11.68	12.67	309,748	3,902,202	2.64	0.40	0.45	2.99	3.04
2019	11.34	12.29	250,723	3,061,468	1.96	0.40	0.45	3.22	3.27

Mid-Cap
2023	47.42	47.62	70,806	3,370,016	-	0.40	0.45	17.62	17.68
2022	40.32	40.46	72,782	2,943,984	-	0.40	0.45	(29.05)	(29.02)
2021	56.83	57.01	68,920	3,927,607	-	0.40	0.45	12.49	12.54
2020	50.52	50.65	76,420	3,869,936	-	0.40	0.45	39.35	39.42
2019	36.26	36.33	94,184	3,421,149	-	0.40	0.45	32.15	32.22

Equity
2023	42.75	42.85	79,426	3,402,288	0.34	0.40	0.45	26.33	26.39
2022	33.84	33.90	88,983	3,015,931	0.44	0.40	0.45	(18.82)	(18.78)
2021	41.68	41.74	93,082	3,884,386	0.37	0.40	0.45	22.92	22.99
2020	33.91	33.94	107,159	3,636,293	0.62	0.40	0.45	19.03	19.08
2019	28.49	28.50	113,682	3,239,606	0.41	0.40	0.45	9.07	9.23

Van Eck:
Hard Assets
2023	27.15	30.84	56,982	1,750,879	2.70	0.40	0.45	(4.01)	(3.97)
2022	28.28	32.11	63,153	2,021,255	1.63	0.40	0.45	7.91	7.96
2021	26.21	29.74	76,687	2,272,676	0.44	0.40	0.45	18.39	18.45
2020	22.14	25.11	84,013	2,101,249	0.98	0.40	0.45	18.58	18.64
2019	18.67	21.16	76,380	1,609,279	-	0.40	0.45	11.37	11.42

FS-26

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM:
Capital Appreciation
2023	160.80	167.31	12,606	2,106,911	-	0.40	0.45	34.77	34.84
2022	119.32	124.08	15,051	1,865,714	-	0.40	0.45	(31.09)	(31.06)
2021	81.49	179.98	15,979	2,873,018	-	0.40	0.85	21.53	22.08
2020	67.05	147.43	17,766	2,616,734	-	0.40	0.85	35.43	36.04
2019	49.51	108.37	19,233	2,082,252	0.06	0.40	0.85	35.05	35.65

Aggressive Growth
2023	180.03	181.76	14,715	2,649,385	-	0.40	0.45	12.65	12.70
2022	159.74	161.35	15,085	2,409,833	-	0.40	0.45	(31.29)	(31.26)
2021	232.37	234.83	15,277	3,550,137	-	0.40	0.45	18.57	18.62
2020	195.88	198.06	17,026	3,335,376	0.04	0.40	0.45	40.06	40.13
2019	139.79	141.41	19,619	2,742,698	-	0.40	0.45	38.74	38.81

Growth & Income
2023	75.58	79.26	42,599	3,371,301	0.85	0.40	0.45	22.67	22.73
2022	61.61	64.58	46,362	2,989,539	1.49	0.40	0.45	(20.49)	(20.45)
2021	77.49	81.19	47,931	3,885,225	0.68	0.40	0.45	27.00	27.06
2020	61.01	63.90	54,436	3,472,680	1.51	0.40	0.45	13.43	13.49
2019	53.79	56.30	55,652	3,128,394	1.07	0.40	0.45	31.49	31.56

Strategic Bond
2023	5.73	7.03	228,822	1,558,887	-	0.40	0.45	8.40	8.45
2022	5.29	6.48	233,138	1,467,656	-	0.40	0.45	(11.86)	(11.81)
2021	6.00	7.35	250,953	1,792,282	4.78	0.40	0.45	(3.85)	(3.80)
2020	6.24	7.64	200,754	1,486,490	6.18	0.40	0.45	2.94	2.99
2019	6.06	7.42	189,690	1,366,494	3.84	0.40	0.45	10.31	10.36

Summit:
EAFE Intl.
2023	119.74	129.02	21,486	2,744,926	3.01	0.40	0.45	17.25	17.30
2022	102.13	109.99	23,350	2,543,956	3.57	0.40	0.45	(14.96)	(14.92)
2021	120.10	129.28	23,821	3,051,620	1.83	0.40	0.45	10.38	10.43
2020	108.80	117.06	24,490	2,837,112	3.46	0.40	0.45	7.29	7.34
2019	101.41	109.05	23,601	2,548,414	2.62	0.40	0.45	20.72	20.78

FS-27

5. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2023	2022
Calvert:
Balanced
Units issued	76,187	55,001
Units redeemed	(52,843)	(65,654)
Net increase(decrease)	23,344	(10,653)

Mid Cap
Units issued	9,967	10,196
Units redeemed	(11,694)	(10,441)
Net increase(decrease)	(1,727)	(245)

Alger:
Growth
Units issued	73,851	74,276
Units redeemed	(77,787)	(71,080)
Net increase(decrease)	(3,936)	3,196

MidCap
Units issued	76,248	82,741
Units redeemed	(83,178)	(84,249)
Net increase(decrease)	(6,930)	(1,508)

Small Cap
Units issued	26,927	28,021
Units redeemed	(27,812)	(28,136)
Net increase(decrease)	(885)	(115)

Scudder:
Equity 500
Units issued	411,407	412,343
Units redeemed	(407,952)	(421,174)
Net increase(decrease)	3,455	(8,831)

Small Cap
Units issued	152,684	151,596
Units redeemed	(152,209)	(155,317)
Net increase(decrease)	475	(3,721)

Dreyfus:
Stock
Units issued	-	-
Units redeemed	(136)	(59)
Net increase(decrease)	(136)	(59)

FS-28

5. CHANGES IN UNITS OUTSTANDING, continued

	2023	2022
Fidelity:
Equity-Income SC2
Units issued	124,830	124,563
Units redeemed	(128,217)	(131,080)
Net increase(decrease)	(3,387)	(6,517)

High Income SC2
Units issued	53,896	55,557
Units redeemed	(63,325)	(55,429)
Net increase(decrease)	(9,429)	128

Contrafund SC2
Units issued	31,470	32,290
Units redeemed	(33,235)	(33,624)
Net increase(decrease)	(1,765)	(1,334)

Money Market
Units issued	12,435,907	11,092,168
Units redeemed	(12,274,329)	(11,722,206)
Net increase(decrease)	161,578	(630,038)

Franklin Templeton:
Foreign Securities
Units issued	303,517	345,992
Units redeemed	(321,139)	(356,031)
Net increase(decrease)	(17,622)	(10,039)

Neuberger Berman:
Limited Maturity Bond
Units issued	838,205	874,743
Units redeemed	(909,634)	(910,999)
Net increase(decrease)	(71,429)	(36,256)

Mid-Cap
Units issued	208,919	203,315
Units redeemed	(210,895)	(199,453)
Net increase(decrease)	(1,976)	3,862

Equity
Units issued	284,798	300,031
Units redeemed	(294,355)	(304,130)
Net increase(decrease)	(9,557)	(4,099)

FS-29

5. CHANGES IN UNITS OUTSTANDING, continued

	2023	2022
Van Eck:
Hard Assets
Units issued	169,814	162,807
Units redeemed	(175,985)	(176,341)
Net increase(decrease)	(6,171)	(13,534)

AIM:
Capital Appreciation
Units issued	24,365	26,936
Units redeemed	(26,810)	(27,864)
Net increase(decrease)	(2,445)	(928)

Aggressive Growth
Units issued	23,083	21,441
Units redeemed	(23,453)	(21,633)
Net increase(decrease)	(370)	(192)

Growth & Income
Units issued	116,658	124,149
Units redeemed	(120,421)	(125,718)
Net increase(decrease)	(3,763)	(1,569)

Strategic Bond
Units issued	736,725	700,269
Units redeemed	(741,041)	(718,084)
Net increase(decrease)	(4,316)	(17,815)

Summit:
EAFE Intl.
Units issued	51,564	52,644
Units redeemed	(53,428)	(53,115)
Net increase(decrease)	(1,864)	(471)

FS-30

AMERITAS LIFE INSURANCE CORP.

________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF

DECEMBER 31, 2023 AND 2022 AND FOR EACH OF THE

THREE YEARS ENDED DECEMBER 31, 2023

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE

YEAR ENDED DECEMBER 31, 2023

AND INDEPENDENT AUDITOR'S REPORT

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors

Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinions

We have audited the statutory-basis financial statements of Ameritas Life Insurance Corp. (the "Company"), which comprise the balance sheets - statutory basis as of December 31, 2023 and 2022, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2023, and the related notes to the financial statements - statutory basis (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance described in Note 1 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

1

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of selected financial data as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to

2

the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 22, 2024

3

AMERITAS LIFE INSURANCE CORP.
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
ADMITTED ASSETS	2023	2022
Bonds	$ 11,364,738	$ 11,039,681
Preferred stocks	5,426	13,583
Common stocks	505,230	513,568
Mortgage loans	2,197,964	2,272,619
Real estate:
Properties occupied by the company	37,427	34,509
Properties held for the production of income	4,666	4,739
Properties held for sale	—	672
Cash, cash equivalents, and short-term investments	156,881	42,135
Loans on insurance contracts	734,995	614,038
Other investments	1,279,668	999,463
Total Cash and Invested Assets	16,286,995	15,535,007

Investment income due and accrued	133,078	119,326
Deferred and uncollected premiums	116,737	117,912
Net deferred income tax asset	116,402	96,762
Funds held under coinsurance - affiliate	37,096	38,068
Other admitted assets	147,578	133,570
Separate account assets	10,379,450	9,286,022
Total Admitted Assets	$ 27,217,336	$ 25,326,667

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$ 12,544,439	$ 11,903,359
Deposit-type funds	1,170,436	1,170,856
Reserves for unpaid claims	141,720	157,230
Dividends payable to policyholders	25,603	23,805
Interest maintenance reserve	55,841	67,691
Accrued commissions, expenses and insurance taxes	145,356	129,043
Federal income taxes payable	28,255	6,243
Asset valuation reserve	336,910	264,477
Other liabilities	464,163	418,377
Separate account liabilities	10,379,450	9,286,022
Total Liabilities	25,292,173	23,427,103

Common stock, par value $0.10 per share; 25,000,000 shares authorized,
issued and outstanding	2,500	2,500
Additional paid in capital	431,449	431,449
Surplus notes	49,976	49,967
Unassigned surplus	1,441,238	1,415,648
Total Capital and Surplus	1,925,163	1,899,564
Total Liabilities, Capital and Surplus	$ 27,217,336	$ 25,326,667

The accompanying notes are an integral part of these statutory basis financial statements.

4

AMERITAS LIFE INSURANCE CORP.
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
(in thousands)

	Years Ended December 31
	2023	2022	2021
Premiums and Other Revenue
Premiums, net	$ 3,779,855	$ 3,552,816	$ 3,653,978
Net investment income	622,185	513,947	614,996
Commissions and expense allowances on reinsurance ceded	33,566	30,695	28,594
Modco reinsurance adjustment – affiliate	11,843	(38,186)	1,003
Income from fees associated with separate accounts	63,552	65,818	77,749
Miscellaneous income	62,673	47,868	38,397
Total Premiums and Other Revenue	4,573,674	4,172,958	4,414,717

Expenses
Benefits to policyholders	3,358,782	3,054,105	3,399,801
Change in reserves for life, accident and health policies	636,666	513,353	533,841
Commissions	318,711	283,469	278,055
General insurance expenses	589,251	523,108	490,947
Taxes, licenses and fees	59,330	56,276	52,415
Net transfers from separate accounts	(487,201)	(363,372)	(471,335)
Total Expenses	4,475,539	4,066,939	4,283,724

Gain from Operations before Dividends, Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	98,135	106,019	130,993
Dividends to policyholders	25,630	22,473	24,449
Gain from Operations before Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	72,505	83,546	106,544
Federal income tax expense (benefit)	31,114	(143)	17,359
Gain from Operations before Net Realized Capital Gains	41,391	83,689	89,185
Net realized capital gains, net of taxes	32,387	18,027	7,046
Net Income	73,778	101,716	96,231

Surplus notes
Surplus notes amortization	9	9	9
Unassigned surplus
Change in unrealized gains (losses), net of tax	50,539	(134,296)	147,922
Change in net deferred income taxes	65,216	11,944	17,156
Change in nonadmitted assets	(50,383)	(57,361)	10,189
Change in asset valuation reserve	(72,433)	30,678	(43,318)
Change in liability for reinsurance in unauthorized companies	—	12	(12)
Change in unrecognized actuarial losses on pension, net of tax	(250)	4,730	1,234
Amortization of reinsurance gain, net of tax	(3,954)	(3,377)	(2,832)
Dissolution of subsidiary	(95,745)	(31,756)	—
Cumulative effect of change in accounting principle	58,822	—	—
Net Change in Capital and Surplus	25,599	(77,701)	226,579

Capital and Surplus at the Beginning of the Year	1,899,564	1,977,265	1,750,686
Capital and Surplus at the End of Year	$ 1,925,163	$ 1,899,564	$ 1,977,265

The accompanying notes are an integral part of these statutory basis financial statements.

5

AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2023	2022	2021
OPERATING ACTIVITIES
Premium collected net of reinsurance	$ 3,783,194	$ 3,507,642	$ 3,659,508
Net investment income received	620,675	525,537	618,329
Miscellaneous income	160,206	145,009	144,399
Benefits paid to policyholders	(3,377,550)	(3,025,211)	(3,353,557)
Net transfers from separate accounts	490,322	362,578	491,649
Commissions, expenses and taxes paid	(945,340)	(896,024)	(814,118)
Dividends paid to policyholders	(23,832)	(24,820)	(27,895)
Federal income taxes received (paid)	(17,142)	1,865	(5,845)
Net Cash from Operating Activities	690,533	596,576	712,470

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	1,300,512	1,727,175	2,189,136
Cost of investments acquired	(1,605,951)	(2,681,198)	(3,076,389)
Net change in loans on insurance contracts	(118,593)	(75,171)	(6,821)
Net Cash from Investing Activities	(424,032)	(1,029,194)	(894,074)

FINANCING AND MISCELLANEOUS ACTIVITIES
Change in deposit-type funds	(417)	180,346	(9,759)
Proceeds from borrowings	167,500	95,000	—
Redemptions of borrowings	(262,500)	—	—
Other miscellaneous, net	(56,338)	12,833	7,098
Net Cash from Financing and Miscellaneous Activities	(151,755)	288,179	(2,661)

Net Change in Cash, Cash Equivalents and Short-Term Investments	114,746	(144,439)	(184,265)

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	42,135	186,574	370,839

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$ 156,881	$ 42,135	$ 186,574

Non-cash transactions from operating, investing and financing activities:
Conversion of mortgage loans to real estate	$ —	$ —	$ 155
Recognized commitments for low income housing investments	18,069	15,000	—
Exchanges of bonds and stocks	16,375	35,502	16,918
Net assets (liabilities) acquired from dissolution of subsidiary	(3,296)	375	—
Disposal of investment from dissolution of subsidiary	(92,609)	(95)	—

The accompanying notes are an integral part of these statutory basis financial statements.

6

AMERITAS LIFE INSURANCE CORP.

Notes to Financial Statements – Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Ameritas Life Insurance Corp. (the Company or Ameritas Life), a stock life insurance company domiciled in the state of Nebraska, is a wholly-owned subsidiary of Ameritas Holding Company (AHC), which is a wholly-owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc. (AIP), an advisor providing investment management services to the Company.

The Company wholly-owns Ameritas Life Insurance Corp. of New York (Ameritas-NY), a New York domiciled life insurance subsidiary, Ameritas Investment Company, LLC (AIC), a broker dealer, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), a registered investment advisor. Effective October 31, 2022, BlueStar Retirement Services, Inc. (BlueStar) was liquidated with net assets distributed to Ameritas Life. Effective October 1, 2023, Select Benefits Group, LLC (Dental Select) was liquidated with net assets distributed to Ameritas Life.

The Company has established three Closed Blocks of policies: on October 1, 1998, on July 1, 2005, and on July 1, 2007, (collectively, the Closed Blocks). The Company formed these closed blocks of policies, under arrangements approved by the Insurance Departments of the State of Nebraska, Ohio or the District of Columbia, as appropriate, to provide for dividends on policies that were in force on each respective effective date and which were within the classes of individual policies, for which the Company had a dividend scale in effect at those dates. The Closed Blocks were designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies, including maintaining dividend scales in effect at the effective dates, if the experience underlying such scales continues. The assets, including income thereon, will accrue solely to the benefit of the owners of policies included in each block until the respective block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension and retirement contracts. The Company operates in 49 states and the District of Columbia.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (the Department). Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP). The Company follows NAIC SAP and has not been granted any Nebraska prescribed or permitted practices.

7

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI).

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Under NAIC SAP, investments in bonds and redeemable preferred stock are generally reported at amortized cost, with certain NAIC designated securities reported at the lower of amortized cost or fair value and adjustments to fair value reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income. Redeemable preferred stock would be carried at fair value with changes in unrealized gains and losses recognized in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted cash flows through an allowance, with the remaining unrealized loss, if applicable, recognized in other comprehensive income. Changes in the allowance for credit-related impairment are recorded through income.

Investments in unaffiliated common stocks are stated at fair value with changes in fair value recognized in unrealized gains (losses) on investments, a component of surplus. Under GAAP, common stocks are carried at fair value with changes in unrealized gains and losses recognized in income.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income. GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

8

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property. Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

Under NAIC SAP, limited partnerships are stated at the underlying audited GAAP equity value with the change in valuation reflected in unrealized gains (losses), net of tax in unassigned surplus. Income distributions from the limited partnerships are reported as net investment income when declared, to the extent that they are not in excess of the undistributed accumulated earnings, in the statement of operations and changes in capital and surplus on a NAIC SAP basis. Under GAAP, the change in valuation as well as the income distributions are reflected in either net investment income or as a realized capital gain or loss depending on the underlying investments.

Under NAIC SAP, investments in low income housing tax credits are carried under amortized cost method. Under GAAP, such investments are accounted for under the equity method or the proportional amortization method, depending upon the characteristics of such investments.

The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are established only on the statutory financial statements.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred under NAIC SAP. Under GAAP, acquisition costs are capitalized and charged to operations as the revenues or expected gross profits are recognized.

Under NAIC SAP, identifiable intangible assets are not recorded.

Under NAIC SAP, amounts that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, amounts would be reported as a liability and amortized into revenue using the same assumptions used to amortize deferred policy acquisition costs.

Certain assets designated as nonadmitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Under NAIC SAP, Universal Life and Annuity revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance.

Policy reserves for Life, Accident and Health policies are based on methods prescribed by the NAIC, which include mortality and interest assumptions without consideration for lapses or withdrawals. Under GAAP, policy reserves are based on the Company’s estimates of morbidity, mortality, lapse, and interest assumptions.

Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date based on the best available estimate of the amount of dividends to be paid.

9

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, reinsurance agreements must transfer risk from the ceding company to the reinsurer in order to receive the reinsurance accounting treatment. If the terms of the agreement violate the risk transfer criteria, the agreement shall be accounted for as deposit accounting. Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. To qualify for risk transfer and be accounted for as reinsurance under GAAP, an evaluation must be made to determine whether the contract indemnifies against insurance risk. If risk transfer requirements are not met, the reinsurance agreement is considered a financing arrangement and deposit accounting is required. Under deposit accounting, assets received by the assuming entity are offset in the balance sheet by recording a liability. The initial obligation is based on the consideration paid or received less any explicitly identified premiums or fees to be retained by the insurer or reinsurer. Deposit assets and liabilities are reported on a gross basis, unless the right of offset exists. There is no initial impact on the income statement from the recording of the transaction under deposit accounting.

Certain reinsurance agreements which receive reinsurance accounting treatment under NAIC SAP qualify as business combinations under GAAP. In such transactions under GAAP, all acquired assets and liabilities, including identifiable intangible assets and goodwill, are measured and recorded at fair value as of the date of acquisition and reinsurance recoverables are recorded as an asset.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded.

Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

Under NAIC SAP, the difference between the employee benefit plan’s assets and the employee benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus and the excess recorded as a nonadmitted asset. Prior service costs are recorded as a component of unassigned surplus, net of tax. Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. Prior service costs are recorded as a component of other comprehensive income, net of tax.

NAIC SAP requires an amount be recorded for deferred taxes as a component of surplus, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets that are not applicable under GAAP. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Under SAP, surplus notes are reported as surplus and interest cannot be accrued until written approval has been received from the Department. Under GAAP, surplus notes are included in liabilities including interest.

Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Under NAIC SAP, the amount of goodwill recorded as an admitted asset is subject to limitation and is amortized into earnings over a period not to exceed 10 years. Goodwill under GAAP is not amortized into earnings and annually analyzed for impairment which would be reported as a recognized loss into earnings.

Comprehensive income and its components are not presented under NAIC SAP.

10

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Significant statutory accounting practices are as follows:

Investments

Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans and SVO identified investments are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 or P3 and above. Preferred stocks with NAIC designations of RP4 or P4 and below are carried at the lower of cost or fair value.

Common stocks are generally reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition. The change in the carrying value is generally recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus. The value of affiliated subsidiaries was $93,405 and $115,309 at December 31, 2023 and 2022, respectively. The Federal Home Loan Bank (FHLB) common stock is carried at cost.

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are written down if deemed impaired.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Real estate held for sale is reported at the lower of amortized cost or fair value. Depreciation expense is determined by the straight-line method. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties.

In 2015, the Company entered into a ten year, 4% non-recourse loan of $15,500 on a real estate property with scheduled maturities of $518 and $11,388 during the years ended December 31, 2024 and 2025, respectively. The Company recorded an encumbrance on this real estate property up to its carrying value with the remaining amount classified as borrowings included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2023 and 2022, the amount of borrowing over the carrying value of real estate property was $2,789 and $4,496, respectively.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a nonadmitted asset.

11

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying audited GAAP equity of these investments. Income from these investments is recognized when declared, to the extent that they are not in excess of the undistributed accumulated earnings. Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus. These investments are recorded in other investments in the Balance Sheets – Statutory Basis. The recorded carrying value of affiliated limited liability companies are as follows:

	2023	2022
AIC	$ 12,018	$ 11,351
VCA [1]	476	443
AAS [1]	266	758
Dental Select	—	64,535
Total	$ 12,760	$ 77,087

1 VCA and AAS did not have GAAP audits performed, so the Company nonadmits these assets.

Other investments also include collateral loans, surplus debentures, and low-income housing tax credits carried under the amortized cost method. Other-than-temporary impairments of $3,256 and $1,633, and $1,265 were recorded as realized losses during 2023, 2022, and 2021, respectively. The Company has no investments in joint ventures, partnerships, or limited liability companies that exceeds 10% of its admitted assets.

The Company purchases and sells futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company also sells futures contracts on certain equity indices with expiration dates of less than 6 months as well as buys and sells futures contracts on certain Treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months. The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or Treasury notes. The net notional amount of the futures contracts at December 31, 2023 and 2022 was $1,094 and $28,994, respectively.

The Company is required to post collateral to the brokering bank for futures. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2023 and 2022 was $26,657 and $26,562, respectively.

Since futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total variation margin on closed futures contracts is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

12

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchased and sold interest rate swaps to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. These swaps were closed in 2021. The total variation margin on open swaps was reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. The total variation margin on closed interest rate swaps was reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The Company purchases and sells call options (Over the Counter (OTC) index call options) to hedge insurance contracts whose credited interest is linked to returns on multiple equity indices based on a formula which applies participation rates and/or cap rates to the returns in the indices. Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The OTC index call options expire monthly until December 23, 2025. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased OTC index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written OTC index call options require the Company to pay cash at settlement if the closing Index value is above the strike price. The Company sells OTC index call options to effectively offset the proceeds the Company would receive on its purchased OTC index call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company purchases and sells Exchange traded index call options (Exchange traded index call options) based on multiple equity indices to hedge equity index annuity contracts and universal life contracts. The Company has purchased and written Exchange traded index call options that expire through December 20, 2024. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price.

The Company purchases and sells Exchange traded put options (Equity put options) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period. The Company has no outstanding purchased and written Exchange traded put options as of December 31, 2023 and 2022. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written Equity put options require the Company to pay cash at settlement if the closing index value is below the strike price. If the closing index value is above the strike price, the Equity put options expire without value.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the options. To minimize this risk, the Company only enters into private contracts with counter-parties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The credit exposure is limited to the fair value of the net call options of $164,907 and $54,710 at December 31, 2023 and 2022, respectively. The Company is not required to post collateral to counterparty banks for bilateral options due to the nature of positions taken. For listed contracts, the Company may be required to post collateral with the clearing (prime) broker depending on the positions taken. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2023 and 2022 was $0 and $3,904, respectively. The notional amount of the options at December 31, 2023 and 2022 was $1,708,473 and $1,162,631, respectively.

Starting in 2020, the Company uses OTC foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with holding foreign currency denominated investments. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, cash flows in one currency for cash flows in another currency. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. When the currency swaps meet specific criteria, they may be designated as accounting hedges and accounted for as foreign currency fair value hedges. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

13

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (MNAs) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2023, the Company had no collateral pledged to or from counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

The options (OTC index call options, Exchange traded index call options and Equity put options) are carried at their fair value and reflected in other investments and other liabilities in the Balance Sheets – Statutory Basis. Changes in the fair value of expired options are reflected in net investment income and changes in the fair value of open options are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The foreign currency swaps used in effective hedges are carried in a manner consistent with the hedged asset or liability. Foreign currency swaps hedging bonds are carried at amortized cost and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the carrying value of open foreign currency swaps as a result of exchange rate changes are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Interest income received from open foreign currency swaps is reflected in net investment income. Changes in the carrying value of closed foreign currency swaps is reflected in net investment income.

Foreign currency swaps not used in an effective hedge are carried at fair value and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the fair value of open foreign currency swaps are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the fair value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

The credit exposure is limited to the fair value of the options and foreign currency swaps included in other investments in the Balance Sheets - Statutory Basis as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives
	Notional Amount		Fair Value
	2023	2022	2023	2022
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts owned	$ 3,070,551	$ 2,326,454	$ 232,186	$ 70,244
OTC index call option contracts written	(1,352,371)	(1,173,605)	(123,527)	(33,324)
Exchange traded index call option contracts owned	1,157,176	1,144,236	167,068	52,356
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - gross asset	—	56,300	—	4,484
Total asset derivatives	$ 2,875,356	$ 2,353,385	$ 275,727	$ 93,760

14

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The fair value of the related derivative liabilities included in other liabilities in the Balance Sheets - Statutory Basis are as follows:

	Fair Values of Derivative Instruments
	Liability Derivatives
	Notional Amount		Fair Value
	2023	2022	2023	2022
Derivatives Not Designated as Hedging Instruments:
Exchange traded index call option contracts written	$ 1,166,883	$ 1,134,454	$ 110,820	$ 34,566
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - gross liability	158,753	—	1,651	—
Total liability derivatives	$ 1,325,636	$ 1,134,454	$ 112,471	$ 34,566

The amounts recognized in net investment income and change in unrealized gains (losses) in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for options, futures, interest rate swaps and foreign currency swaps are as follows:

	Amount Recognized
	2023	2022	2021
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - closed	$ (15,207)	$ (25,586)	$ 34,925
Exchange traded index call option contracts - closed	6,913	(20,651)	33,671
Equity put option contracts - closed	(16)	784	(1,584)
Futures contracts - closed	(36,224)	(41,108)	(30,960)
Interest rate swap contracts - closed	—	—	(22,723)
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - closed	1,172	—	—
Foreign currency swaps - open	—	938	298
Total recognized in net investment income	$ (43,362)	$ (85,623)	$ 13,627
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - open	$ 37,212	$ (40,835)	$ (9,980)
Exchange traded index call option contracts - open	30,723	(29,296)	(4,323)
Futures contracts - open	8,028	3,886	(1,185)
Interest rate swap contracts - open	—	—	11,668
Foreign currency swaps - open	—	—	50
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - open	2,832	4,880	898
Total recognized in change in unrealized gains (losses)	$ 78,795	$ (61,365)	$ (2,872)

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

15

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is nonadmitted. There were no accrued interest amounts excluded from unassigned surplus at December 31, 2023 and 2022.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Nonadmitted Assets

In accordance with NAIC SAP, certain assets, designated as nonadmitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to surplus. Nonadmitted assets consist primarily of a portion of deferred income tax assets, loans on insurance contracts, prepaid expenses, advances to agents, unearned annualized commissions, furniture and equipment, application software, other investment income that is over 90 days past due, unaudited non-insurance subsidiaries and other assets not specifically identified as an admitted asset within NAIC SAP. Total nonadmitted assets were $231,533 and $181,150 at December 31, 2023 and 2022, respectively.

Furniture and Equipment

Electronic data processing (EDP) equipment at cost of $12,117 and $10,793 and operating software at cost of $994 and $5,625 are carried at cost less accumulated depreciation at December 31, 2023 and 2022, respectively. The admitted value of the Company’s EDP and operating software is limited to three percent of capital and surplus. The admitted portion at cost, net of accumulated depreciation of $10,678 and $13,920, was $2,433 and $2,498, respectively and is recorded in other admitted assets in the Balance Sheets – Statutory Basis at December 31, 2023 and 2022. EDP equipment and operating software are depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years.

An impairment of an asset is recorded as a charge to operations if both of the following conditions are met: information available prior to issuance of the statutory basis financial statements indicates that it is probable that an asset has been impaired at the date of the statutory basis financial statements and the amount of loss can be reasonably estimated.

Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over three to twenty years. Non-operating software is depreciated over the lesser of its estimated useful life or five years. Other furniture and equipment are depreciated using the straight line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years. Depreciation expense on depreciable assets of $8,098, $5,379 and $5,218 was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2023, 2022 and 2021, respectively.

16

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for Life, Accident and Health Policies, and Deposit-type Funds

Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities, or the PBR method under which the company holds the higher of the Net Premium reserve, the Deterministic reserve or the Stochastic reserves which considers a wide range of future economic conditions using justified company experience factors, such as mortality, lapses and expenses with prescribed rule-based requirements and regulatory guardrails. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with section VM-21 of the Valuation Manual (VM-21). VM-21 requires the determination of reserves based on the combination of a conditional tail expectation 70 (CTE 70) stochastic amount and a possible additional standard projection amount. The additional standard projection amount is based on the Prescribed Projections Amount (PPA). Both the CTE 70 stochastic amount and PPA are based on a wide range of future economic conditions. The CTE 70 reflects prudent estimate assumptions and the PPA uses prescribed assumptions in place of certain prudent estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. The adequacy of these reserves is demonstrated annually using follow-up studies as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims.

Reserves for unpaid group accident and health long-term disability contracts are a tabular calculation based on a seriatim listing of open disability claims. Issued and incurred claims are generated based on the 2012 Group Long-term Disability Table (GLTD). A modification is made for claims in the first two years from disablement.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims

The reserves for unpaid group and individual dental and vision claims are estimated using historical claim lags, with adjustments based on the current level of pending/unprocessed claims, and relative to the historical levels during the time period used to generate claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

17

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Dividends to Policyholders

Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. Dividends to policyholders also include reinsurance assumed business. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on direct individual life participating policies was $12,296,748 or 10.5% and $11,278,165 or 10.3% of the individual life policies in force as of December 31, 2023 and 2022, respectively.

Accrued Separate Account Transfers

Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

Asset Valuation and Interest Maintenance Reserves

The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $9,711, $9,977 and $9,487 for 2023, 2022 and 2021, respectively.

Recognition of Premium Revenues and Related Costs

Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts. In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Surplus Notes

The Surplus Notes (the Notes) are included in capital and surplus. Interest on the Notes is not accrued or paid until written approval from the Department has been received.

Income Taxes

The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

18

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2023 and 2022.

The Company is subject to taxation in the United States and various states. In 2018, the Internal Revenue Service (IRS) started a limited scope examination of the AMHC consolidated federal income tax return for tax year 2015. Additionally, the 2017 net operating loss carryback claim filed amending tax years 2015 and 2016 are currently under examination as part of the Joint Committee on Taxation process. This examination has reached the IRS Appeals process and any potential tax changes required are not expected to be material. Due to the IRS examinations, the Company has extended the statute of limitations for tax years 2015 and 2016. The Company is no longer subject to examinations by tax authorities for years before 2015.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes, including policies and related impacts from pandemics or other public health issues (such as the COVID-19 pandemic). Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Accounting Pronouncements

In August 2023, the NAIC issued Interpretation 23-01 which provides optional, limited-time guidance allowing the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. The guidance was effective immediately and will be automatically nullified on January 1, 2026. There was no impact in 2023 to the Company from the adoption of this guidance.

In August 2023, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 26R - Bonds and SSAP No. 43R - Asset-Backed Securities which prescribe a principles-based definition for identifying whether security structures should be reported as long-term bonds. The amended guidance provides criteria for distinguishing bonds from other types of investments. The guidance is effective on January 1, 2025. The Company is currently evaluating the impact of this guidance on its financial position and results of operations.

In December 2023, the NAIC issued SSAP No. 2R - Cash, Cash Equivalents, Drafts, and Short-Term Investments to further restrict the investments that are permitted for cash equivalent or short-term reporting. The guidance is effective on January 1, 2025. The Company is currently evaluating the impact of this guidance on its financial position and results of operations.

Accounting Changes

During 2023, the Company changed its method of accounting for distributions received from joint ventures, partnerships, and limited liability companies to include fair value adjustments in addition to accumulated earnings in order to better align with the U.S. GAAP equity of the investee. The change resulted in a decrease in net unrealized capital gains (losses), less capital gains tax of $58,822 as of December 31, 2023. There was no impact to prior period Capital and Surplus.

19

NOTE 2 - BUSINESS COMBINATIONS AND GOODWILL

Statutory Merger

Effective October 1, 2023, Dental Select was merged into the Company with the Company assuming net liabilities of $3,296. In the Summary of Operations and Changes in Capital and Surplus - Statutory Basis, the Company recorded a charge of $92,822 for the write-off of embedded goodwill and reversed unrealized losses of $28,074, net of taxes, for a net charge to surplus of $64,748.

Effective October 31, 2022, BlueStar was merged into the Company with its net assets of $375 distributed to the Company. The Company recognized a realized gain of $279 and an unrealized loss of $31,756 in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis as a result of this transaction. The unrealized loss represented the write-off of embedded goodwill.

NOTE 3 - INVESTMENTS

Bonds

The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

December 31, 2023
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 90,094	$ 77	$ (11,261)	$ 78,910
All other governments	24,629	725	(295)	25,059
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	175,210	10	(15,950)	159,270
Hybrid securities	5,137	—	(997)	4,140
Industrial and miscellaneous (unaffiliated)	11,068,016	119,797	(943,336)	10,244,477
Total bonds	$ 11,363,086	$ 120,609	$ (971,839)	$ 10,511,856

December 31, 2022
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 107,791	$ 78	$ (12,551)	$ 95,318
All other governments	2,057	—	(106)	1,951
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	202,913	7	(18,350)	184,570
Hybrid securities	5,137	—	(1,083)	4,054
Industrial and miscellaneous (unaffiliated)	10,726,302	29,632	(1,267,076)	9,488,858
Total bonds	$ 11,044,200	$ 29,717	$ (1,299,166)	$ 9,774,751

At December 31, 2023, the amortized cost of bonds was increased by $1,652 and was reduced by $4,519 at December 31, 2022 as a result of cumulative fair value adjustments on ETF mutual fund bonds and bonds rated NAIC 6 to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $11,364,738 and $11,039,681, respectively.

20

NOTE 3 - INVESTMENTS, (continued)

The cost or amortized cost and estimated fair value of bonds at December 31, 2023 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$ 225,234	$ 223,383
Due after one year through five years	1,653,198	1,610,811
Due after five years through ten years	2,802,135	2,644,081
Due after ten years	6,522,531	5,885,569
Bonds with multiple repayment dates	159,988	148,012
Total bonds	$ 11,363,086	$ 10,511,856

Proceeds from the sales of bonds were $308,442, $588,433, and $297,045 for the years ended December 31, 2023, 2022 and 2021, respectively.

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2023	2022	2021
Bonds:
Gross realized capital gains on sales	$ 7,070	$ 12,908	$ 10,740
Gross realized capital losses on sales	(9,335)	(4,606)	(1,350)
Net realized capital gains (losses) on sales	(2,265)	8,302	9,390
Other, including impairments and net gain on dispositions other than sales	(5,148)	(641)	198
Total bonds	(7,413)	7,661	9,588
Preferred stocks	(618)	—	2,050
Common stocks	33,983	3,221	361
Mortgage loans	(2,040)	110	424
Real estate	2,285	55	4,501
Other investments	12,092	20,424	9,696
Realized capital gains before federal income taxes and transfer to IMR	38,289	31,471	26,620
Realized capital gains (losses) transferred to IMR	(2,708)	8,726	12,980
Federal income tax expense	8,610	4,718	6,594
Net realized capital gains	$ 32,387	$ 18,027	$ 7,046

The Company has entered into an agreement with the FHLB of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $842,353 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 4.5% of the advances less the amount of the asset-based membership stock held. As part of the agreement, $25,360 and $29,714 in stock was owned at December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, the Company did not have any FHLB membership stock, listed above, eligible for redemption.

21

NOTE 3 - INVESTMENTS, (continued)

The amount of FHLB capital stock held, in aggregate, and classified as of December 31 is as follows:

	General Account
	2023	2022
Membership stock - class A	$ 326	$ 304
Membership stock - class B	24,339	27,816
Excess stock	695	1,594
Aggregate total	$ 25,360	$ 29,714
Actual or estimated borrowing capacity as determined by the insurer	$ 842,353	$ 896,068

As of December 31, 2023 and 2022, the Company had $700,000 of funding agreements outstanding with the FHLB. There are $1,307,617 and $1,352,091 of bonds and mortgage loans pledged as collateral at December 31, 2023 and 2022, respectively. The assets and reserves related to the funding agreements are reported in the general account as the Company's strategy is to increase investment income to the general account from the investment spread strategy. The related reserves of $702,943 and $700,967 are reported in deposit-type funds on the Balance Sheets – Statutory Basis as of December 31, 2023 and 2022, respectively.

The values of the bonds and mortgage loans pledged as collateral to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2023	2022
Fair value	$ 1,189,376	$ 1,205,998
Carrying value	1,307,617	1,352,091
Aggregate total borrowing - funding agreements	700,000	700,000
Aggregate total borrowing - lines of credit	—	95,000

The maximum amount of collateral pledged to the FHLB during the years ended December 31 is as follows:

	General Account
	2023	2022
Fair value	$ 1,214,466	$ 1,303,738
Carrying value	1,354,135	1,352,091
Amount borrowed at time of maximum collateral - funding agreements	700,000	700,000
Amount borrowed at time of maximum collateral - lines of credit	117,500	95,000

There are prepayment penalties on the Company's funding agreements.

22

NOTE 3 - INVESTMENTS, (continued)

Restricted Assets

A detailed summary of restricted assets (including pledged assets) primarily bonds, common stock, mortgage loans and cash at cost or amortized cost is as follows:

December 31, 2023
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$ 25,360	$ 29,714	$ (4,354)	$ —	$ 25,360	0.092%	0.093%
Bonds on deposit with states	145,050	145,434	(384)	—	145,050	0.528%	0.533%
Pledged collateral to FHLB
(including assets backing
funding agreements)	1,307,617	1,352,091	(44,474)	—	1,307,617	4.764%	4.804%
Pledged as collateral not
captured in other categories:
Derivatives	26,657	30,466	(3,809)	—	26,657	0.097%	0.098%
Other restricted assets:
Policy Loans reinsurance
assumed	109,179	114,674	(5,495)	—	109,179	0.398%	0.401%
Bonds and short-term
investments from
reinsurance assumed *	937,979	977,515	(39,536)	—	937,979	3.417%	3.446%
Total restricted assets	$ 2,551,842	$ 2,649,894	$ (98,052)	$ —	$ 2,551,842	9.296%	9.375%

December 31, 2022
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$ 29,714	$ 14,841	$ 14,873	$ —	$ 29,714	0.116%	0.117%
Bonds on deposit with states	145,434	134,407	11,027	—	145,434	0.570%	0.574%
Pledged collateral to FHLB
(including assets backing
funding agreements)	1,352,091	1,270,608	81,483	—	1,352,091	5.301%	5.339%
Pledged as collateral not
captured in other categories:
Derivatives	30,466	33,998	(3,532)	—	30,466	0.119%	0.120%
Other restricted assets:
Policy Loans reinsurance
assumed	114,674	117,034	(2,360)	—	114,674	0.450%	0.453%
Bonds and short-term
investments from
reinsurance assumed *	977,515	1,104,770	(127,255)	—	977,515	3.832%	3.860%
Total restricted assets	$ 2,649,894	$ 2,675,658	$ (25,764)	$ —	$ 2,649,894	10.388%	10.463%

* Includes investment income due and accrued

23

NOTE 3 - INVESTMENTS, (continued)

An aging of unrealized losses on the Company’s investments in bonds and unaffiliated stocks were as follows:

	December 31, 2023
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ 9,760	$ (477)	$ 69,104	$ (10,784)	$ 78,864	$ (11,261)
All other governments	18,886	(211)	1,913	(84)	20,799	(295)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	14,121	(645)	145,149	(15,305)	159,270	(15,950)
Hybrid securities	2,002	(493)	2,138	(504)	4,140	(997)
Industrial and miscellaneous (unaffiliated)	3,006,036	(112,607)	6,556,903	(830,729)	9,562,939	(943,336)
Total bonds	3,050,805	(114,433)	6,775,207	(857,406)	9,826,012	(971,839)
Preferred stocks	1,457	—	3,308	(450)	4,765	(450)
Common stocks	165,162	(1,021)	33,929	(2,135)	199,091	(3,156)
Total	$ 3,217,424	$ (115,454)	$ 6,812,444	$ (859,991)	$ 10,029,868	$ (975,445)

	December 31, 2022
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ 61,025	$ (3,086)	$ 34,111	$ (9,465)	$ 95,136	$ (12,551)
All other governments	1,950	(106)	—	—	1,950	(106)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	149,055	(9,310)	35,372	(9,040)	184,427	(18,350)
Hybrid securities	—	—	4,055	(1,083)	4,055	(1,083)
Industrial and miscellaneous (unaffiliated)	5,704,567	(524,996)	3,118,809	(742,080)	8,823,376	(1,267,076)
Total bonds	5,916,597	(537,498)	3,192,347	(761,668)	9,108,944	(1,299,166)
Preferred stocks	4,486	(415)	7,866	(773)	12,352	(1,188)
Common stocks	170,215	(3,811)	26,802	(3,574)	197,017	(7,385)
Total	$ 6,091,298	$ (541,724)	$ 3,227,015	$ (766,015)	$ 9,318,313	$ (1,307,739)

The unrealized losses related to bonds in 2023 and 2022 reported above were partially due to liquidity and market-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security for a period of time sufficient to allow for a recovery in value. The Company has determined that such declines were temporary in nature.

24

NOTE 3 - INVESTMENTS, (continued)

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to the magnitude of the unrealized loss; the volatility of the investment; analyst recommendations, price targets and NAIC ratings; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, the Company did not record any realized losses for other-than-temporary impairments on unaffiliated common stocks during 2023, 2022 and 2021.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2023 and 2022, bonds at book/adjusted carrying value totaling $468,893 and $495,262, respectively, (4.2% and 4.5%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2023, 2022 and 2021, the Company recorded realized losses for other-than-temporary impairments on bonds of $5,122, $1,841 and $1,556, respectively. There were no loan-backed and structured security investments with recognized other-than-temporary impairments in 2023.

A summary of loan-backed and structured security investments included in industrial and miscellaneous (unaffiliated) with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2023
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$ 118,063	$ 116,133	$ (1,930)	$ 2,082,070	$ 1,924,754	$ (157,316)

December 31, 2022
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$ 1,912,652	$ 1,770,507	$ (142,145)	$ 620,400	$ 536,410	$ (83,990)

Mortgage Loans

For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:

	December 31
	2023	2022
DSCR distribution
Below 1.0	$ 76,167	$ 55,620
1.0 - 1.2	178,633	215,154
1.2 - 1.5	371,247	430,061
Greater than 1.5	1,559,250	1,518,463
Total	$ 2,185,297	$ 2,219,298

Mortgage loans with a DSCR below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

25

NOTE 3 - INVESTMENTS, (continued)

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2023	2022
Loan to value
Below 60%	$ 10,558	$ 11,990
60-75%	2,109	2,441
Above 75%	—	999
Total	$ 12,667	$ 15,430

The Company sold the residential loan portfolio during 2023. The loss on the sale was not material.

An aging analysis of the commercial loans held by the Company is summarized as follows:

December 31
	2023	2022
Recorded investment (all)
Current	$ 2,197,964	$ 2,234,728
30-59 days past due	—	—
60-89 days past due	—	—
90-179 days past due	—	—
180+ days past due	—	—
Accruing Interest 180+ Days Past Due
Recorded investment	—	—
Interest accrued	—	—
Participant or co-lender in a mortgage loan agreement
Recorded investment	568	1,287

At December 31, 2023, the average size of an individual commercial mortgage loan was $2,033. For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. Due and accrued interest income deemed collectible on impaired loans over 180 days past due is nonadmitted. As of December 31, 2023, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 8.99% and 4.50% for commercial mortgage loans.

In 2023 and 2022, the Company had 44 and 81, respectively, commercial loans acquired or with additions to existing loans at the maximum and minimum rates of interest of 8.99% and 7.50%, respectively, and 4.50% and 2.85%, respectively, totaling $158,851 and $341,346, respectively. Commercial mortgage loans are evaluated individually for impairment. The Company had no impairments for commercial mortgage loans during 2023, 2022 and 2021. The Company had no investment in impaired loans with credit losses as of December 31, 2023 and 2022. There were no mortgage loans derecognized as a result of foreclosure during 2023 or 2022.

26

NOTE 3 - INVESTMENTS, (continued)

Real Estate

There were 2 commercial real estate sales with total gain recognized of $2,285 for the year ended December 31, 2023. There was 1 residential real estate sale with total gain recognized of $55 for the year ended December 31, 2022. The gains recorded on sales are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

There were no residential real estate properties classified as held for sale for the year ended December 31, 2023. There were no commercial real estate properties classified as held for sale for the year ended December 31, 2023. One commercial real estate property with a recorded value of $672 was classified as held for sale for the year ended December 31, 2022. Commercial real estate was either sold or classified as held for sale based on the Company’s intent to dispose of certain property via sale. Sales are usually within one year, based on economic factors, but may be extended per other executed agreements.

The Company recognizes real estate property impairments as other-than-temporary and records them as realized losses. The Company had no real estate impairments for the years ended December 31, 2023 and 2022. Fair value for impaired commercial real estate was determined by valuations based on internal and/or external appraisals. The real estate impairment losses due to decreases in property value are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

Low-Income Housing Tax Credit Investments

The Company has up to 13 remaining years of unexpired tax credits and is required to hold these investments for up to 17 years. During 2023 and 2022, the Company recognized $10,474 and $8,309, respectively, of low income housing tax credits (LIHTC) and other tax benefits. The Company’s investment in LIHTC recognized in the Balance Sheets - Statutory Basis in other investments was $77,319 and $68,042 and in other liabilities was $34,500 and $31,918 for the years ended December 31, 2023 and 2022, respectively. The Company has made unconditional commitments to provide additional capital contributions in low income housing partnerships of $16,789, $10,778, $4,349, $746, and $132, in 2024, 2025, 2026, 2027, and 2028, respectively, and $1,706 thereafter. No property is currently subject to any regulatory review. The Company had no investment in LIHTC that exceeded 10% of its admitted assets. The Company recognized no impairment losses related to LIHTC at December 31, 2023 and 2022. The Company recognized no write-down or reclassification resulting from the forfeiture or ineligibility of tax credits at December 31, 2023 and 2022.

Offsetting and Netting of Assets and Liabilities

Call options and foreign currency swaps that are included in other investments and other liabilities on the Balance Sheets - Statutory Basis and qualified for offsetting and netting are as follows:

	December 31, 2023			December 31, 2022
	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Derivatives - call options	$ 232,186	$ 123,527	$ 108,659	$ 70,244	$ 33,324	$ 36,920
Derivatives - foreign
currency swaps	2,961	2,961	—	5,805	1,321	4,484

Liabilities:
Derivatives - call options	$ 123,527	$ 123,527	$ —	$ 33,324	$ 33,324	$ —
Derivatives - foreign
currency swaps	4,612	2,961	1,651	1,321	1,321	—

27

NOTE 3 - INVESTMENTS, (continued)

Net Investment Income

Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2023	2022	2021
Income:
Bonds	$ 499,408	$ 419,734	$ 400,928
Preferred stocks	490	586	528
Common stocks	8,382	7,427	7,905
Mortgage loans	98,441	104,071	107,955
Real estate[1]	14,261	14,515	15,187
Loans on insurance contracts	33,583	28,034	30,169
Short-term investments	3,385	763	73
Derivatives	(43,362)	(85,623)	13,627
Other investments	50,021	64,070	84,268
Amortization of interest maintenance reserve	9,711	9,977	9,487
Gross investment income	674,320	563,554	670,127
Total investment expenses	52,135	49,607	55,131
Net investment income	$ 622,185	$ 513,947	$ 614,996

1Includes amounts for the occupancy of company-owned property of $8,302, $8,541 and $8,541 in 2023, 2022, and 2021, respectively.

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) during 2023 and 2022, of which the total number of CUSIPs sold, disposed or otherwise redeemed was 9 and 32, respectively. The aggregate amount of investment income generated as a result of prepayment penalties and/or acceleration fees collected from called securities was $721 and $2,704, respectively.

Fair Value Measurements

Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

28

NOTE 3 - INVESTMENTS, (continued)

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2023
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$ —	$ —	$ 116	$ —	$ 116
Total bonds	—	—	116	—	116
Common stock
Industrial and miscellaneous (unaffiliated)	385,715	—	—	—	385,715
Total common stocks	385,715	—	—	—	385,715
Other investments	12,590	—	—	—	12,590
Derivative assets
Exchange traded index call options	167,068	—	—	—	167,068
Over the counter index call options	—	108,659	—	—	108,659
Foreign currency swaps	—	—	—	—	—
Total other investments	179,658	108,659	—	—	288,317
Separate account assets	—	—	—	10,379,450	10,379,450
Total assets at fair value/net asset value	$ 565,373	$ 108,659	$ 116	$ 10,379,450	$ 11,053,598

Liabilities at fair value
Derivative liabilities
Exchange traded index call options (written)	$ 110,820	$ —	$ —	$ —	$ 110,820
Foreign currency swaps	—	1,651	—	—	1,651
Total liabilities at fair value	$ 110,820	$ 1,651	$ —	$ —	$ 112,471

29

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2022
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$ —	$ —	$ 3	$ —	$ 3
Total bonds	—	—	3	—	3
Common stock
Industrial and miscellaneous (unaffiliated)	368,545	—	—	—	368,545
Total common stocks	368,545	—	—	—	368,545
Other investments	11,373	—	—	—	11,373
Derivative assets
Exchange traded index call options	52,356	—	—	—	52,356
Over the counter index call options	—	36,920	—	—	36,920
Foreign currency swaps	—	4,484	—	—	4,484
Total other investments	63,729	41,404	—	—	105,133
Separate account assets	—	—	—	9,286,022	9,286,022
Total assets at fair value/net asset value	$ 432,274	$ 41,404	$ 3	$ 9,286,022	$ 9,759,703

Liabilities at fair value
Derivative liabilities
Exchange traded index call options (written)	$ 34,566	$ —	$ —	$ —	$ 34,566
Total liabilities at fair value	$ 34,566	$ —	$ —	$ —	$ 34,566

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities

These assets and liabilities include actively-traded exchange-listed common stocks, mutual funds, exchange traded call and put options and exchange traded call and put options (written). Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities. Exchange traded call options and equity put options and written exchange traded call options and written equity put options are classified as Level 1.

Level 2 – Financial Assets and Liabilities

The Company's Level 2 assets includes bonds, OTC index call options and foreign currency swaps. Prices are based on other observable inputs, including quoted prices for similar assets/liabilities. The Company used broker quotes which are corroborated to the market for the monthly valuation of the index call options and foreign currency swaps. For the index call options, the broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. For the foreign currency swaps, the broker quotes use models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.

Level 3 - Financial Assets

The Company classified asset-backed securities and residential mortgage-backed securities carried at fair value due to NAIC 6 ratings in Level 3 at December 31, 2023 and 2022. The primary inputs to valuation include reported trades, bids, benchmark yields, credit spreads, estimated cash flows, prepayment speeds, and collateral performance. Collateral performance is analyzed for each security and includes delinquency rates, loss severity rates and prepayment speeds. These securities were classified in Level 3 due to the price being based on uncorroborated broker quotes, unobservable market inputs or internal valuations.

30

NOTE 3 - INVESTMENTS, (continued)

NAV - Financial Assets

Separate account assets represent NAVs as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

There were no material transfers into or out of Level 3 during the years ended December 31, 2023 and 2022.

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV. The fair values are also categorized into the three-level fair value hierarchy as described previously:

December 31, 2023
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 10,511,856	$ 11,364,738	$ —	$ 6,799,237	$ 3,712,619	$ —
Preferred stocks	5,348	5,426	—	5,348	—	—
Common stocks	411,825	411,825	385,715	25,360	750	—
Mortgage loans	2,036,216	2,197,964	—	—	2,036,216	—
Cash, cash equivalents and short-term
investments	156,881	156,881	156,881	—	—	—
Loans on insurance contracts	638,489	734,995	—	—	638,489	—
Other investments	463,757	450,525	190,545	187,037	86,175	—
Investment income due and accrued	133,078	133,078	133,078	—	—	—
Separate account assets	—	10,379,450	—	—	—	10,379,450
Total financial assets	$ 14,357,450	$ 25,834,882	$ 866,219	$ 7,016,982	$ 6,474,249	$ 10,379,450

Liabilities:
Deposit-type funds	$ 1,167,885	$ 1,170,436	$ —	$ —	$ 1,167,885	$ —
Borrowings	2,853	2,853	—	—	2,853	—
Derivative liabilities	112,471	112,471	110,820	1,651	—	—
Separate account liabilities	—	10,379,450	—	—	—	10,379,450
Total financial liabilities	$ 1,283,209	$ 11,665,210	$ 110,820	$ 1,651	$ 1,170,738	$ 10,379,450

31

NOTE 3 - INVESTMENTS, (continued)

December 31, 2022
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 9,774,751	$ 11,039,681	$ —	$ 6,438,160	$ 3,336,591	$ —
Preferred stocks	12,946	13,583	—	12,946	—	—
Common stocks	398,259	398,259	368,545	29,714	—	—
Mortgage loans	2,062,363	2,272,619	—	—	2,062,363	—
Cash, cash equivalents and short-term
investments	42,135	42,135	42,135	—	—	—
Loans on insurance contracts	576,187	614,038	—	—	576,187	—
Other investments	242,065	250,660	66,570	98,690	76,805	—
Investment income due and accrued	119,326	119,326	119,326	—	—	—
Separate account assets	—	9,286,022	—	—	—	9,286,022
Total financial assets	$ 13,228,032	$ 24,036,323	$ 596,576	$ 6,579,510	$ 6,051,946	$ 9,286,022

Liabilities:
Deposit-type funds	$ 1,167,355	$ 1,170,856	$ —	$ —	$ 1,167,355	$ —
Borrowings	99,340	99,562	—	—	99,340	—
Derivative liabilities	34,566	34,566	34,566	—	—	—
Separate account liabilities	—	9,286,022	—	—	—	9,286,022
Total financial liabilities	$ 1,301,261	$ 10,591,006	$ 34,566	$ —	$ 1,266,695	$ 9,286,022

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds and preferred stocks: For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds and preferred stocks priced based on observable market information are assigned to Level 2. Bonds priced based on uncorroborated broker quotes, unobservable market inputs, partnership valuations or internal valuations are assigned to Level 3.

Common stocks: For publicly traded securities and mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities. For stock in FHLB carrying amount approximates fair value and as such is assigned to Level 2. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk. The fair value of residential mortgage loans is determined by the Yield-Based or Price-Based approach. The Yield-Based approach, applied to performing and sub-performing loans, estimates fair value by first modeling contractual cash flows and then discounting the cash flows at an appropriate discount rate that incorporates an appropriate base rate (e.g., Treasury) to which a risk premium (spread) is added. The Price-Based approach, applied to non-performing loans (greater than 90 days past due) along with certain sub-performing loans, utilizes a direct estimate of a loan’s net present value or dollar price, largely based on underlying collateral values.

32

NOTE 3 - INVESTMENTS, (continued)

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

Other investments and derivative liabilities: Public equity securities are classified as Level 1 securities as the fair values are based on quoted prices in active markets. Exchange traded call and put options and exchange traded call and put options (written) are classified as Level 1 since the valuations are based on quoted prices in active markets for identical securities. U.S. government agency securities are classified as Level 2 as the prices are based on observable market data. OTC index call options where the primary inputs to valuations include broker quotes that utilize inputs tailored to the remaining term of each call option and are assigned to Level 2. Foreign currency swaps are classified as Level 2 as the valuation is based on models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment. The fair value for other investments assigned to Level 3 are based on quoted market prices where trading activity is not available to corroborate or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments carried on the equity method are not included as part of the fair value disclosure.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowings: The fair value of borrowed money is estimated using discounted cash flow calculations based on current interest rates consistent with the maturity of the obligation.

Separate account assets and liabilities: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values. Separate account liabilities are carried at the value of the underlying assets.

NOTE 4 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

33

NOTE 4 - INCOME TAXES, (continued)

The components of the net deferred tax asset/(liability) as of December 31, 2023 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 315,616	$ 4,065	$ 319,681
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	315,616	4,065	319,681
Deferred tax assets nonadmitted	89,124	—	89,124
Subtotal net admitted deferred tax assets	226,492	4,065	230,557
Deferred tax liabilities	38,567	75,588	114,155
Net admitted deferred tax assets/(liability)	$ 187,925	$ (71,523)	$ 116,402

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2023 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$ 116,402	$ —	$ 116,402
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$ 116,402	$ —	$ 116,402
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$ 270,949
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$ 110,090	$ 4,065	$ 114,155
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 226,492	$ 4,065	$ 230,557

The components of the net deferred tax asset/(liability) as of December 31, 2022 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 270,909	$ 2,554	$ 273,463
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	270,909	2,554	273,463
Deferred tax assets nonadmitted	81,820	—	81,820
Subtotal net admitted deferred tax assets	189,089	2,554	191,643
Deferred tax liabilities	39,067	55,814	94,881
Net admitted deferred tax assets/(net deferred tax liability)	$ 150,022	$ (53,260)	$ 96,762

34

NOTE 4 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2022 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$ 96,762	$ —	$ 96,762
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$ 96,762	$ —	$ 96,762
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$ 270,046
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$ 92,327	$ 2,554	$ 94,881
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 189,089	$ 2,554	$ 191,643

The changes in the components of the net deferred tax asset/(liability) from December 31, 2022 to December 31, 2023 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 44,707	$ 1,511	$ 46,218
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	44,707	1,511	46,218
Deferred tax assets nonadmitted	7,304	—	7,304
Subtotal net admitted deferred tax assets	37,403	1,511	38,914
Deferred tax liabilities	(500)	19,774	19,274
Net admitted deferred tax assets/(net deferred tax liability)	$ 37,903	$ (18,263)	$ 19,640

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	19,640	—	19,640
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	19,640	—	19,640
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	903
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	17,763	1,511	19,274
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 37,403	$ 1,511	$ 38,914

The Company does not carry any deferred tax liabilities on unrealized capital gains related to investments in affiliates.

35

NOTE 4 - INCOME TAXES, (continued)

The Company used the following amounts in determining the DTA admissibility:

	2023	2022
Ratio percentage used to determine recovery period and
threshold limitation above	916%	900%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$ 1,806,328	$ 1,800,304

There were no tax planning strategies utilized as of December 31, 2023 or 2022.

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2023	2022	2021
Federal	$ 31,114	$ (143)	$ 17,359
Federal income tax on net capital gains	8,041	6,550	9,319
Federal income tax incurred	$ 39,155	$ 6,407	$ 26,678

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2023	2022	2021	from 2022	from 2021
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$ 165	$ 158	$ 172	$ 7	$ (14)
Unearned premium reserve	505	518	515	(13)	3
Policyholder reserves	111,591	100,279	93,859	11,312	6,420
Investments	7,877	10,596	10,124	(2,719)	472
Deferred acquisition costs	88,273	82,402	75,319	5,871	7,083
Policyholder dividends accrual	1,632	1,154	1,328	478	(174)
Fixed assets	11,241	6	1	11,235	5
Compensation and benefits accrual	25,789	25,224	30,390	565	(5,166)
Receivables - nonadmitted	29,906	20,859	16,556	9,047	4,303
Net operating loss carry-forward	225	242	260	(17)	(18)
Intangible Amortization	28,309	15,446	10,159	12,863	5,287
Other (including items <5% of total
ordinary tax assets)	10,103	14,025	9,948	(3,922)	4,077
Subtotal	315,616	270,909	248,631	44,707	22,278
Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted deferred tax assets	89,124	81,820	44,951	7,304	36,869
Admitted ordinary deferred tax assets	$ 226,492	$ 189,089	$ 203,680	$ 37,403	$ (14,591)

36

NOTE 4 - INCOME TAXES, (continued)

	December 31			Change	Change
	2023	2022	2021	from 2022	from 2021
Capital
Investments	$ 1,272	$ 452	$ 476	$ 820	$ (24)
Real Estate	2,793	1,994	2,102	799	(108)
Other (including items <5% of total
ordinary tax assets)	—	108	283	(108)	(175)
Subtotal	4,065	2,554	2,861	1,511	(307)
Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted	—	—	—	—	—
Admitted capital deferred tax assets	4,065	2,554	2,861	1,511	(307)
Admitted deferred tax assets	$ 230,557	$ 191,643	$ 206,541	$ 38,914	$ (14,898)

Deferred tax liabilities:
Ordinary
Investments	$ 3,171	$ 2,432	$ 1,617	$ 739	$ 815
Fixed assets	2,042	2,285	2,486	(243)	(201)
Deferred and uncollected premium	17,372	17,433	17,778	(61)	(345)
Policyholder reserves	6,588	10,254	13,452	(3,666)	(3,198)
Unearned commissions	9,251	6,520	6,204	2,731	316
Other (including items <5% of total
ordinary tax liabilities)	143	143	143	—	—
Subtotal	38,567	39,067	41,680	(500)	(2,613)

Capital
Investments	$ 74,312	$ 55,091	$ 75,747	$ 19,221	$ (20,656)
Real estate	1,276	723	770	553	(47)
Subtotal	$ 75,588	$ 55,814	$ 76,517	$ 19,774	$ (20,703)

Deferred tax liabilities	$ 114,155	$ 94,881	$ 118,197	$ 19,274	$ (23,316)

Net deferred tax assets	$ 116,402	$ 96,762	$ 88,344	$ 19,640	$ 8,418

The change in the net admitted deferred tax assets was $19,640, $8,418 and $5,732 for the years ended December 31, 2023, 2022 and 2021, respectively. The change in nonadmitted deferred tax assets of $7,304, $36,869 and $(19,641) was included in change in nonadmitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2023, 2022 and 2021, respectively.

The change in net deferred income taxes as of December 31 is as follows:

	2023	2022	Change
Total gross deferred tax assets	$ 319,681	$ 273,463	$ 46,218
Total deferred tax liabilities	114,155	94,881	19,274
Net deferred tax asset	$ 205,526	$ 178,582	26,944
Tax effect of change in unrealized gains and pension liability			35,349
Adjustment to prior year deferred income tax			2,923
Change in net deferred income tax			$ 65,216

37

NOTE 4 - INCOME TAXES, (continued)

	2022	2021	Change
Total gross deferred tax assets	$ 273,463	$ 251,492	$ 21,971
Total deferred tax liabilities	94,881	118,197	(23,316)
Net deferred tax asset	$ 178,582	$ 133,295	45,287
Tax effect of change in unrealized losses and pension liability			(33,343)
Change in net deferred income tax			$ 11,944

	2021	2020	Change
Total gross deferred tax assets	$ 251,492	$ 238,158	$ 13,334
Total deferred tax liabilities	118,197	90,954	27,243
Net deferred tax asset	$ 133,295	$ 147,204	(13,909)
Tax effect of change in unrealized gains and pension liability			31,065
Change in net deferred income tax			$ 17,156

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2023, 2022 and 2021 were as follows:

	2023	2022	2021
Net gain from operations before income taxes	$ 72,505	$ 83,546	$ 106,544
Net realized capital gains before income taxes	38,289	31,471	26,620
Deferred reinsurance loss, net	(3,954)	(3,377)	(2,832)
Change in pension liability	—	—	117
Change in unauthorized reinsurance	—	12	(12)
Total pre-tax statutory income	106,840	111,652	130,437
Change in nonadmitted assets	(43,079)	(20,491)	(9,453)
IMR amortization	(9,711)	(9,977)	(9,487)
Tax-exempt income	(22,687)	(25,308)	(28,681)
Adjustment to prior year deferreds	3,083	—	—
Dissolution of subsidiary	(92,822)	(35,134)	—
Non-deductible expense	4,884	3,001	2,730
Other	(408)	4,006	1,202
Subtotal	(53,900)	27,749	86,748
Statutory tax rate	0.21	0.21	0.21
Subtotal	(11,319)	5,827	18,217
Adjustment to prior year deferred income tax	(2,923)	—	—
Tax credits	(11,819)	(11,364)	(8,695)
Total statutory income taxes	$ (26,061)	$ (5,537)	$ 9,522

Federal and foreign income tax incurred	$ 39,155	$ 6,407	$ 26,678
Change in deferred income tax	(65,216)	(11,944)	(17,156)
Total statutory income taxes	$ (26,061)	$ (5,537)	$ 9,522

The Company has no foreign tax credit carryovers to subsequent years.

38

NOTE 4 - INCOME TAXES, (continued)

At December 31, 2023, the Company has tax carryovers to subsequent years as follows:

Year of Origination		Amount	Year of Expiration
2016	Net Operating Loss	$ 1,072	2036

The amount of federal income tax which is available for recoupment in the event of future capital losses is $8,354, $15,512 and $31,452 for the tax years 2023, 2022 and 2021 respectively. There were no deposits admitted under IRC Section 6033.

The Company joins in a consolidated federal income tax return filed by AMHC with AHC, AIP and Ameritas-NY.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Inflation Reduction Act was enacted on August 16, 2022, and included a new corporate alternative minimum tax (CAMT) which is effective for tax years beginning after 2022. The Company is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation subject to CAMT as a member of a tax-controlled group of corporations in 2023.

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

The Company loaned $3,000 to Ameritas Advisory Services, LLC on December 5, 2023 under a promissory note due on or before December 1, 2024.

The Company loaned $2,000 to Ameritas Investment Company, LLC on April 3, 2023 under a promissory note due on or before April 1, 2024.

Ameritas-NY established a $50,000 unsecured line of credit with the Company on April 1, 2023, which is due to expire on March 31, 2024. The Company had no balances outstanding at any time during 2023.

The Company's variable life and annuity products are distributed through AIC. Policies placed by this affiliate generated commission and general insurance expense of $21,305, $22,281 and $26,047 for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2023 and 2022, which were recorded in other admitted assets and other liabilities in the Balance Sheets-Statutory Basis. The balances are settled monthly on a net basis.

	2023	2022
Ameritas Holding Company	$ (5,247)	$ (18,898)
Ameritas Life Insurance Corp. of New York	2,927	3,033
Ameritas Investment Company, LLC	725	375
Ameritas Investment Partners, Inc.	2,012	55
Ameritas Advisory Services, LLC	491	446
Dental Select	—	2,369
Total	$ 908	$ (12,620)

39

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

The Company provides, as well as receives, technical, financial, legal and marketing support to and from its affiliates under various administrative service and cost-sharing agreements. The net effect on general insurance expenses under these agreements has been decreases of $2,829 and $2,455 for the years ended December 31, 2023 and 2021, respectively, and an increase of $3,009 for the year ended December 31, 2022. The Company receives investment advisory services from an affiliate. Costs related to this agreement, which are included in investment expenses, totaled $20,712, $19,631 and $18,434 for the years ended December 31, 2023, 2022 and 2021, respectively.

NOTE 6 - EMPLOYEE BENEFITS

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents. The Company's method of accounting for these plans is the accrual method and the assets for some of these deferred compensation plans are held in a Rabbi Trust.

The Company has unfunded, non-qualified pension plans (the NQ Plans) where the Company makes payments under certain voluntary arrangements for retirement benefits, which are not provided for under the AHC sponsored defined benefit pension plan. The measurement date for the Company’s NQ Plans was December 31. A summary of the obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2023	2022	2021
Benefit obligation at beginning of year	$ 34,365	$ 44,138	$ 49,302
Service cost	—	—	35
Interest cost	1,763	1,082	966
Actuarial loss	(84)	(6,145)	(1,458)
Benefits paid	(4,268)	(4,710)	(4,707)
Benefit obligation at end of year	$ 31,776	$ 34,365	$ 44,138

	Pension Benefits
	2023	2022	2021
Fair value of plan assets at beginning of year	$ —	$ —	$ —
Reporting entity contribution	4,268	4,710	4,707
Benefits paid	(4,268)	(4,710)	(4,707)
Fair value of plan assets at end of year	$ —	$ —	$ —

	Pension Benefits
	2023	2022	2021
Components:
Accrued benefit costs	$ 34,049	$ 36,953	$ 40,739
Liability (asset) for pension benefits	(2,273)	(2,588)	3,399
Assets and liabilities recognized:
Liabilities recognized	31,776	34,365	44,138
Unrecognized liabilities (assets)	(2,273)	(2,588)	3,399

40

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2023	2022	2021
Service cost	$ —	$ —	$ 35
Interest cost	1,763	1,082	966
Amount of recognized (gains) losses	(399)	(158)	74
Total net periodic benefit cost	$ 1,364	$ 924	$ 1,075

Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits
	2023	2022	2021
Items not yet recognized as a component of net periodic cost - prior year	$ (2,588)	$ 3,399	$ 4,930
Net loss arising during the period	(84)	(6,145)	(1,457)
Net gain (loss) recognized	399	158	(74)
Items not yet recognized as a component of net
periodic cost - current year	$ (2,273)	$ (2,588)	$ 3,399

The amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pension Benefits
	2023	2022	2021
Net recognized gains (losses)	$ (2,273)	$ (2,588)	$ 3,399

The weighted-average assumptions are as follows:

	Pension Benefits
	2023	2022	2021
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31:
Weighted average discount rate	3.08%	2.14%	2.98%
Rate of compensation increase	NA	1.81%	1.79%

Weighted-average assumptions used to determine projected
benefit obligation as of December 31:
Weighted average discount rate	5.43%	3.08%	2.14%
Rate of compensation increase	NA	N/A	1.81%

Future expected pension benefit payments are as follows:

Year	Amount
2024	$ 3,781
2025	$ 3,672
2026	$ 3,561
2027	$ 3,449
2028	$ 3,335
2029-2033	$ 14,912

41

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The accumulated pension benefit obligation for the NQ plans is as follows:

December 31
	2023	2022
Accumulated benefit obligation	$ 31,776	$ 34,365
Projected benefit obligation (PBO)	$ 31,776	$ 34,365
Funded status (PBO - Plan assets)	$ 31,776	$ 34,365

Unrecognized items:
Unrecognized gains, net of tax	$ (1,795)	$ (2,045)
Total unrecognized items, net of tax	$ (1,795)	$ (2,045)

The Company participates in the Ameritas Pension Plan (the Plan), of which AHC is the plan sponsor. Plan assets are held in separate accounts of the Company. There were no expenses recognized for the Plan funding.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation. In addition, for eligible employees, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $18,281, $16,954 and $15,013 in 2023, 2022 and 2021, respectively.

The Company participates in a postretirement benefit plan sponsored by AHC. The expense for the postretirement benefit plan was entirely paid by AHC and then allocated accordingly.

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $192,266 in dividends in 2024, without prior approval. The Company did not pay ordinary dividends to AHC, its parent, in 2023, 2022 or 2021.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2023	2022	2021
Unrealized capital gains, net of taxes	$ 87,325	$ 36,786	$ 171,082
Nonadmitted asset values	(231,533)	(181,150)	(123,789)
Asset valuation reserve	(336,910)	(264,477)	(295,155)
42

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

On November 1, 1996, the Company issued $50,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. These Notes were underwritten by Merrill Lynch & Co. with the trustee as Bank of New York. Subject to prior written approval of the Department, these Notes will pay interest semi-annually on May 1 and November 1. In accordance with Department regulations, interest cannot be accrued or paid until written approval has been received. Interest of $4,100 was paid in 2023, 2022 and 2021 and included as reduction to net investment income on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The carrying amount of the Notes totaling $49,976 and $49,967 at December 31, 2023 and 2022, respectively. There is no unapproved interest and principal. The life-to-date interest expense recognized on the Notes as of December 31, 2023 is $110,666. There has not been any principal paid during the life of the Notes as of December 31, 2023. The interest offset percentage is 100%. The Notes holder, the asset issuer and the liquidity source are not related parties. The Notes are not contractually linked and the Notes payments are not subject to administrative offsetting provisions. Cash received upon issuance was not used to purchase an asset directly from the holder of the surplus note.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

At December 31, 2023, the Company had outstanding agreements to fund mortgages totaling $69,764. In addition at December 31, 2023, the Company has committed to invest $336,101 in equity-type limited partnerships and $139,035 in bonds in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

At December 31, 2023 and 2022, the Company had FHLB lines of credit available up to $141,900 and $100,821, respectively. The Company had outstanding balances of $95,000 as of December 31, 2022, related to these lines of credit with no outstanding balances as of December 31, 2023.

Guaranty Funds Assessments

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2023, 2022 and 2021, the charge to operations related to these assessments was not material. The estimated liability for future guaranty fund assessments of $4,540 and $3,519 at December 31, 2023 and 2022, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2023 and 2022, the Company had a related receivable of $3,514 and $2,591, respectively, for amounts recoverable against premium taxes which is included in other admitted assets in the Balance Sheets - Statutory Basis. The periods over which the guaranty funds assessments are expected to be paid are unknown at this time. Premium tax offsets are realized over the period allowed by each state once the guaranty fund assessment has been paid.

43

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

Reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges which are included in other admitted assets on the Balance Sheets – Statutory Basis as of December 31, 2023 and 2022 are as follows:

	2023	2022
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$ 4,179	$ 5,102
Decreases during the year
Premium tax offset applied	(425)	(1,062)
Charge off of estimated premium tax offset	—	(136)
	(425)	(1,198)
Increases during the year
Estimated premium tax offset	923	—
Assessments paid	167	275
	1,090	275
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$ 4,844	$ 4,179

The Company recognizes liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets related to the Penn Treaty/ANIC insolvency. As of December 31, 2023, the undiscounted and discounted guaranty fund assessments were $7,349 and $3,070, and the related undiscounted and discounted assets were $5,151 and $2,121. The payables were from 50 jurisdictions for a range of 1-70 years with a weighted average number of years of 37, and the recoverables were from 44 jurisdictions for a range of 1-20 with a weighted average number of years of 6. As of December 31, 2022, the undiscounted and discounted guaranty fund assessments were $7,325 and $3,047, and the related undiscounted and discounted assets were $5,147 and $2,117. The payables were from 50 jurisdictions for a range of 1-70 years with a weighted average number of years of 37, and the recoverables were from 44 jurisdictions for a range of 1-20 with a weighted average number of years of 6. The discount rate applied was 3.0% for December 31, 2023 and 2022.

Litigation and Regulatory Examination

From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations. There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2023 and 2022.

Uncollectibility of Assets

The Company had admitted assets of $19,380 and $14,217 at December 31, 2023 and 2022, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

44

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASC Plans

The gain (loss) from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2023	2022	2021
Gross reimbursement for medical cost incurred	$ 212,227	$ 183,245	$ 180,138
Other income or expenses (including interest paid to or received from plans)	24,431	17,282	15,714
Gross expenses incurred (claims and administrative)	236,658	200,527	195,852

Net gain (loss) from operations	$ (106)	$ 3,587	$ 3,660

NOTE 10 - LEASES

The Company leases office space under operating lease agreements that expire at various dates through 2031. Certain rental commitments have renewal options extending through the year 2031. Some of these leases include escalation clauses, which vary with levels of operating expense. Rental expense under these leases totaled $3,162, $3,229 and $3,166 in 2023, 2022 and 2021, respectively. The Company has subleased a portion of office space and received sublease income recorded as an offset to general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis of $17, $23, and $33 in 2023, 2022 and 2021, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2023:

Calendar Year	Amount
2024	$ 2,593
2025	1,984
2026	1,593
2027	1,288
2028	1,031
2029 and thereafter	450
Total	$ 8,939

NOTE 11 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, for which direct premiums written exceed 5% of total capital and surplus. The third party administers ordinary life and individual annuity business and does not have an exclusive contract. The third party has been granted the authority for policy administration, claims payment, claims adjustment, reinsurance ceding, binding authority and premium collection. The total amount of direct premiums administered was $342,707, $169,606 and $267,540 for the years ended December 31, 2023, 2022 and 2021, respectively. Another third-party administrator, which administered group accident and health business, does not have an exclusive contract, and has been granted the authority for binding authority and premium collection. Direct premiums administered were $115,530 and $107,487 for the years ended December 31, 2023 and 2022, respectively, exceeded 5% of total capital and surplus. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums administered by third-party administrators was $613,333, $422,300 and $504,670 for the years ended December 31, 2023, 2022 and 2021, respectively.

NOTE 12 - OTHER ITEMS

Securities on Deposit

Included in the Company's deposits with government agencies are bonds with a book/adjusted carrying value of $135,269 and $136,104 and cash of $1,992 and $1,534 at December 31, 2023 and 2022, respectively, in a Regulation 109 deposit account with the State of New York as a result of its delicensure in the state as of September 30, 2013.

45

NOTE 13 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2023 and through March 22, 2024, the date the financial statements were available to be issued.

NOTE 14 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

At December 31, 2022, the Company determined that certain balances related to a reinsurer under an order of rehabilitation would most likely be uncollectible, and as such had recorded a contingent liability of $12,043. Per a liquidation order effective September 30, 2023, the Company recaptured this previously ceded business. The impacts from the liquidation order resulted in the recording of a $5,217 recoverable at December 31, 2023 as an estimate of settlement from the reinsurer's estate. This recoverable consists of $4,341 for paid claims and $876 for waived and unearned premiums. Waived and unearned premiums are nonadmitted. Death benefits in the Summary of Operations were reduced by the amount of the recoverable for paid claims, and premiums and annuity considerations for life and accident and health contracts in the Summary of Operations were reduced by the amount of the recoverable for waived and unearned premiums.

The Company conducts reinsurance business with Ameritas-NY and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company.

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Reinsurance premium transactions with affiliated and non-affiliated companies are summarized as follows:

	Years Ended December 31
	2023	2022	2021
Assumed	$ 108,381	$ 107,822	$ 109,582
Ceded	(286,288)	(228,462)	(267,198)
Reinsurance premiums, net	$ (177,907)	$ (120,640)	$ (157,616)

The Company did not have any affiliated transactions through reinsurance operations for premium income, commission expense allowances, benefits to policyholders and reserves for life, accident and health policies that were more than half of 1% of the Company's admitted assets for the years ended December 31, 2023, 2022 and 2021.

Effective October 1, 2019, the Company entered into a combination coinsurance/quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with a third party.  Amortization of $3,954 and $3,377, which is based on the growth of the funds withheld liability, was recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2023 and 2022, respectively.

46

NOTE 14 - REINSURANCE , (continued)

The Company entered into two coinsurance agreements of participating life blocks with a third party (Coinsurance Treaties) effective on December 1, 2015. As of December 31, 2023 and 2022, invested assets of $937,979 and $989,028, respectively, were held in trust to support the obligations reinsured under the Coinsurance Treaties. The amounts held in trust are to be used solely to fund obligations incurred under the Coinsurance Treaties and represent 3.4% and 3.9% of the Company’s admitted assets at December 31, 2023 and 2022, respectively.

No reinsurance contracts with risk-limiting features were identified for disclosure in any year.

NOTE 15 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets – Statutory Basis, is summarized as follows:

	2023	2022	2021
Total reserve for unpaid claims at January 1	$ 356,953	$ 345,354	$ 316,765
Less reinsurance assumed	(16,244)	(18,121)	(18,267)
Plus reinsurance ceded	192,807	189,189	172,907
Direct balance	533,516	516,422	471,405

Incurred related to:
Current year	831,876	793,236	777,744
Prior year	(4,967)	(13,600)	2,986
Total incurred	826,909	779,636	780,730

Paid related to:
Current year	699,500	664,184	645,529
Prior year	101,997	98,358	90,184
Total paid	801,497	762,542	735,713

Direct balance	558,928	533,516	516,422
Plus reinsurance assumed	16,234	16,244	18,121
Less reinsurance ceded	(202,128)	(192,807)	(189,189)
Total reserve for unpaid claims at December 31	$ 373,034	$ 356,953	$ 345,354

As a result of (favorable)/unfavorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses (decreased)/increased by $(4,967), $(13,600), and $2,986 for the years ended December 31, 2023, 2022, and 2021, respectively. During 2023 and 2022, incurred claims were negative for prior year primarily due to a favorable claim runout for group dental products. During 2021, unfavorable claim runout for disability products was partially offset by favorable claim runout for group dental products. There were no significant changes in methodologies and assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2023.

The Company paid and incurred assumed and ceded reinsurance claims as follows:

	2023	2022	2021
Paid assumed reinsurance claims	$ 80,811	$ 79,612	$ 81,375
Incurred assumed reinsurance claims	$ 80,801	$ 77,734	$ 81,229

Paid ceded reinsurance claims	$ 31,346	$ 31,761	$ 29,287
Incurred ceded reinsurance claims	$ 40,667	$ 35,379	$ 45,569

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

47

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

As of December 31, 2023 and 2022, respectively, the Company had $1,744,932 and $2,386,878 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $21,958 and $27,272 at December 31, 2023 and 2022, respectively.

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2023
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	2,437,537	—	2,437,537	33.7%
At fair value	—	2,255,035	2,255,035	31.1%
Total with adjustment or at fair value	2,437,537	2,255,035	4,692,572	64.8%
At book value without adjustment
(minimal or no charge)	1,924,501	—	1,924,501	26.6%
Not subject to discretionary withdrawal	623,245	—	623,245	8.6%
Total gross	4,985,283	2,255,035	7,240,318	100.0%
Reinsurance ceded	469,981	—	469,981
Total individual annuity reserves	$ 4,515,302	$ 2,255,035	$ 6,770,337
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ 315,273	$ —	$ 315,273

48

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2023
	General Account	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 987,115	$ —	$ 987,115	12.7%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	6,648,256	6,648,256	85.5%
Total with adjustment or at fair value	987,115	6,648,256	7,635,371	98.2%
At book value without adjustment
(minimal or no charge)	110,711	—	110,711	1.4%
Not subject to discretionary withdrawal	32,461	—	32,461	0.4%
Total gross	1,130,287	6,648,256	7,778,543	100.0%
Reinsurance ceded	9,612	—	9,612
Total group annuity reserves	$ 1,120,675	$ 6,648,256	$ 7,768,931
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ 230,518	$ —	$ 230,518	14.7%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	399,909	399,909	25.5%
Total with adjustment or at fair value	230,518	399,909	630,427	40.2%
At book value without adjustment
(minimal or no charge)	221,439	—	221,439	14.1%
Not subject to discretionary withdrawal	718,847	—	718,847	45.7%
Total gross	1,170,804	399,909	1,570,713	100.0%
Reinsurance ceded	368	—	368
Total deposit-type funds	$ 1,170,436	$ 399,909	$ 1,570,345
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 6,806,413	$ 9,303,200	$ 16,109,613

49

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2022
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	1,859,173	—	1,859,173	28.2%
At fair value	—	2,149,930	2,149,930	32.6%
Total with adjustment or at fair value	1,859,173	2,149,930	4,009,103	60.8%
At book value without adjustment
(minimal or no charge)	2,109,395	—	2,109,395	32.0%
Not subject to discretionary withdrawal	469,653	—	469,653	7.2%
Total gross	4,438,221	2,149,930	6,588,151	100.0%
Reinsurance ceded	356,957	—	356,957
Total individual annuity reserves	$ 4,081,264	$ 2,149,930	$ 6,231,194
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ 188,797	$ —	$ 188,797

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 1,048,387	$ —	$ 1,048,387	14.9%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	5,825,347	5,825,347	82.8%
Total with adjustment or at fair value	1,048,387	5,825,347	6,873,734	97.7%
At book value without adjustment
(minimal or no charge)	123,819	—	123,819	1.8%
Not subject to discretionary withdrawal	34,966	—	34,966	0.5%
Total gross	1,207,172	5,825,347	7,032,519	100.0%
Reinsurance ceded	8,702	—	8,702
Total group annuity reserves	$ 1,198,470	$ 5,825,347	$ 7,023,817
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —

50

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2022
	General Account	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ 215,985	$ —	$ 215,985	14.0%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	373,612	373,612	24.2%
Total with adjustment or at fair value	215,985	373,612	589,597	38.2%
At book value without adjustment
(minimal or no charge)	239,630	—	239,630	15.5%
Not subject to discretionary withdrawal	715,673	—	715,673	46.3%
Total gross	1,171,288	373,612	1,544,900	100.0%
Reinsurance ceded	432	—	432
Total deposit-type funds	$ 1,170,856	$ 373,612	$ 1,544,468
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 6,450,590	$ 8,348,889	$ 14,799,479

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2023	2022
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$ 5,614,663	$ 5,257,699
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	21,314	22,035
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,170,436	1,170,856
	6,806,413	6,450,590
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	8,903,291	7,975,277
Exhibit 4, Line 9, Column 1	399,909	373,612
Total	$ 16,109,613	$ 14,799,479

51

NOTE 18 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2023
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 1,037,751	$ 1,034,859	$ 1,041,312	$ —	$ —	$ —
Universal life with secondary guarantees	755,070	643,235	1,272,427	—	—	—
Indexed universal life	13,650	13,645	13,721	—	—	—
Indexed universal life with secondary guarantees	1,269,209	1,060,826	1,131,587	—	—	—
Other permanent cash value life insurance	—	1,710,788	2,828,791	—	—	—
Variable universal life	147,867	1,204,568	159,133	1,064,218	—	1,062,279
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	500,217	XXX	XXX	—
Accidental death benefits	XXX	XXX	315	XXX	XXX	—
Disability - active lives	XXX	XXX	32,603	XXX	XXX	—
Disability - disabled lives	XXX	XXX	23,217	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	22,383	XXX	XXX	—
Total gross	3,223,547	5,667,921	7,025,706	1,064,218	—	1,062,279
Reinsurance ceded	—	—	598,211	—	—	—
Total life reserves	$ 3,223,547	$ 5,667,921	$ 6,427,495	$ 1,064,218	$ —	$ 1,062,279

	2022
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 1,070,838	$ 1,070,386	$ 1,076,419	$ —	$ —	$ —
Universal life with secondary guarantees	753,257	631,387	1,232,632	—	—	—
Indexed universal life	13,971	13,964	14,091	—	—	—
Indexed universal life with secondary guarantees	1,091,925	900,498	960,006	—	—	—
Other permanent cash value life insurance	—	1,605,159	2,742,781	—	—	—
Variable universal life	146,649	1,060,788	157,522	922,149	—	919,743
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	505,067	XXX	XXX	—
Accidental death benefits	XXX	XXX	312	XXX	XXX	—
Disability - active lives	XXX	XXX	32,238	XXX	XXX	—
Disability - disabled lives	XXX	XXX	24,493	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	27,773	XXX	XXX	—
Total gross	3,076,640	5,282,182	6,773,334	922,149	—	919,743
Reinsurance ceded	—	—	614,353	—	—	—
Total life reserves	$ 3,076,640	$ 5,282,182	$ 6,158,981	$ 922,149	$ —	$ 919,743

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NOTE 18 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2023	2022
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$ 6,373,096	$ 6,100,454
Exhibit 5, Accidental Death Benefits Section, Total (net)	301	296
Exhibit 5, Disability - Active Lives Section, Total (net)	17,131	16,091
Exhibit 5, Disability - Disabled Lives Section, Total (net)	15,984	16,285
Exhibit 5, Miscellaneous Reserves Section, Total (net)	20,983	25,855
	6,427,495	6,158,981
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	1,062,279	919,743
	1,062,279	919,743
Total	$ 7,489,774	$ 7,078,724

NOTE 19 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2023		2022
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$ 6,570	$ 24	$ 4,852	$ (118)
Ordinary renewal	47,932	56,700	47,139	59,327
Group life	1	1	1	1
Total	$ 54,503	$ 56,725	$ 51,992	$ 59,210

NOTE 20 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at NAV.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2023, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account. As of December 31, 2023 and 2022, the Company’s Separate Accounts included legally insulated assets of $10,379,450 and $9,286,022, respectively.

The Company does not engage in securities lending transactions within the separate account.

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NOTE 20 - SEPARATE ACCOUNTS, (continued)

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2023	2022	2021
For the year ended December 31:
Premiums, considerations or deposits	$ 992,717	$ 1,071,230	$ 1,281,793
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value	$ 10,365,479	$ 9,268,632

Reserves subject to discretionary withdrawal:
At fair value	$ 10,365,479	$ 9,268,632
Total included in Separate account liabilities in the
Balance Sheets – Statutory Basis	$ 10,365,479	$ 9,268,632

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2023	2022	2021
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts	$ 957,081	$ 1,029,159	$ 1,228,829
Transfers from the separate accounts	(1,444,282)	(1,392,531)	(1,700,163)
Net transfers from the separate accounts	(487,201)	(363,372)	(471,334)
Reconciling adjustments:
Deposit-type contracts assumption reinsurance	—	—	(1)
Net transfers from the separate accounts in the Summary of Operations and
Changes in Capital and Surplus – Statutory Basis of the Company	$ (487,201)	$ (363,372)	$ (471,335)

NOTE 21 - RECONCILING ITEMS TO ANNUAL STATEMENT

During 2023, the Company reversed an impairment related to a ceded reinsurer previously under rehabilitation (see Note 14). Certain reclassifications have been made to these financial statements from those filed with the Department. The reclassifications detailed below reflect the Summary of Operations impact from the impairment reversal. There was no overall impact to Total Expenses or Surplus as filed.

	As Filed	Reclassification Adjustment	Audited Financial Statements
Change in reserves for life, accident and health policies	$ 647,614	$ (10,948)	$ 636,666
General insurance expenses	578,303	10,948	589,251

During 2022, the Company recorded an adjustment for policy loan income related to an assumption agreement. Certain reclassifications have been made to these financial statements from those filed with the Department. The reclassifications detailed below reflect the Summary of Operations impact from the adjustment. There was no impact to Total Premiums and Other Revenue or Surplus as filed.

	As Filed	Reclassification Adjustment	Audited Financial Statements
Net investment income (including amortization of interest maintenance reserve)	$ 501,104	$ 12,843	$ 513,947
Miscellaneous income *	60,711	(12,843)	47,868

* Reflected on line 8.3 Aggregate write-ins for miscellaneous income in financial statements filed with the Department

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